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                                                                   Exhibit 10.27

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                                    INDENTURE

                                      AMONG

                       FINANCIAL PACIFIC FUNDING II, LLC,
                                 AS THE ISSUER,

                         FINANCIAL PACIFIC LEASING, LLC,
                                AS THE SERVICER,

                                       AND

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                     AS THE TRUSTEE AND THE BACK-UP SERVICER

                            DATED AS OF JULY 14, 2003

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                                                                       Indenture

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                                TABLE OF CONTENTS

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ARTICLE 1     DEFINITIONS.............................................................................     2
    Section 1.01.    Definitions......................................................................     2
ARTICLE 2     NOTES...................................................................................    27
    Section 2.01.    Form Generally...................................................................    27
    Section 2.02.    Denomination.....................................................................    27
    Section 2.03.    Execution, Delivery and Dating...................................................    28
    Section 2.04.    [Reserved].......................................................................    28
    Section 2.05.    Registration, Registration of Transfer and Exchange..............................    28
    Section 2.06.    Limitation on Transfer and Exchange..............................................    29
    Section 2.07.    Mutilated, Destroyed, Lost or Stolen Note........................................    31
    Section 2.08.    Payment of Principal and Interest; Principal and Interest Rights Preserved.......    32
    Section 2.09.    Persons Deemed Owner.............................................................    33
    Section 2.10.    Cancellation.....................................................................    34
    Section 2.11.    Intended Tax Characterization....................................................    34
    Section 2.12.    Book-Entry Registration..........................................................    34
    Section 2.13.    Notice to Clearing Agency........................................................    35
    Section 2.14.    Definitive Notes.................................................................    35
ARTICLE 3     FUNDINGS................................................................................    35
    Section 3.01.    Fundings.........................................................................    35
ARTICLE 4     CONDITIONS TO ISSUANCE OF NOTES AND FUNDINGS............................................    36
    Section 4.01.    Conditions to Issuance of Notes..................................................    36
    Section 4.02.    Fundings.........................................................................    38
    Section 4.03.    Perfection of Transfer...........................................................    39
    Section 4.04.    Removal and Purchase of Assets...................................................    40
    Section 4.05.    Releases.........................................................................    41
    Section 4.06.    Collateral.......................................................................    41
    Section 4.07.    Notice of Release................................................................    41
ARTICLE 5     SATISFACTION AND DISCHARGE..............................................................    41
    Section 5.01.    Satisfaction and Discharge of this Indenture.....................................    41
ARTICLE 6     DEFAULTS AND REMEDIES...................................................................    42
    Section 6.01.    Events of Default................................................................    42
    Section 6.02.    Acceleration of Maturity; Rescission and Annulment...............................    43
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    Section 6.03.    Collection of Indebtedness and Suits for Enforcement by Trustee..................    44
    Section 6.04.    Remedies.........................................................................    44
    Section 6.05.    Optional Preservation of Collateral..............................................    45
    Section 6.06.    Trustee May File Proofs of Claim.................................................    45
    Section 6.07.    Trustee May Enforce Claims Without Possession of Notes...........................    46
    Section 6.08.    Application of Money or Property Collected.......................................    46
    Section 6.09.    Limitation on Suits..............................................................    46
    Section 6.10.    Unconditional Right of Noteholders to Receive Principal and Interest.............    47
    Section 6.11.    Restoration of Rights and Remedies...............................................    47
    Section 6.12.    Rights and Remedies Cumulative...................................................    47
    Section 6.13.    Delay or Omission Not Waiver.....................................................    47
    Section 6.14.    Control by Controlling Party.....................................................    47
    Section 6.15.    Waiver of Certain Events.........................................................    48
    Section 6.16.    Undertaking for Costs............................................................    48
    Section 6.17.    Waiver of Stay or Extension Laws.................................................    48
    Section 6.18.    Sale of Collateral...............................................................    49
    Section 6.19.    Action on Notes..................................................................    50
    Section 6.20.    Subrogation......................................................................    50
    Section 6.21.    Preference Claims; Directions of Proceedings.....................................    50
ARTICLE 7     THE TRUSTEE.............................................................................    51
    Section 7.01.    Certain Duties and Responsibilities..............................................    51
    Section 7.02.    Notice of Default and Other Events...............................................    53
    Section 7.03.    Certain Rights of Trustee........................................................    53
    Section 7.04.    Not Responsible for Recitals or Issuance of Notes................................    54
    Section 7.05.    May Hold Notes...................................................................    55
    Section 7.06.    Money Held in Trust..............................................................    55
    Section 7.07.    Compensation and Reimbursement...................................................    55
    Section 7.08.    Corporate Trustee Required; Eligibility..........................................    56
    Section 7.09.    Resignation and Removal; Appointment of Successor................................    56
    Section 7.10.    Acceptance of Appointment by Successor...........................................    57
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    Section 7.11.    Merger, Conversion, Consolidation or Succession to Business of Trustee...........    57
    Section 7.12.    Co-Trustees and Separate Trustees................................................    58
    Section 7.13.    Rights with Respect to the Servicer..............................................    59
    Section 7.14.    Trustee to Hold Contracts; Trustee Check-In Procedures...........................    59
    Section 7.15.    Money for Note Payments to Be Held in Trust......................................    60
    Section 7.16.    Representations and Warranties of the Trustee....................................    61
    Section 7.17.    Waiver and Setoff................................................................    61
    Section 7.18.    Control by the Controlling Party.................................................    61
ARTICLE 8     THE RESERVE ACCOUNT AND CLAIMS UNDER THE POLICY.........................................    62
    Section 8.01.    Reserve Account..................................................................    62
    Section 8.02.    Withdrawals from Reserve Account.................................................    62
    Section 8.03.    The Policy.......................................................................    62
    Section 8.04.    Claims Under the Policy..........................................................    62
    Section 8.05.    Preference Claims; Direction of Proceedings......................................    63
    Section 8.06.    Surrender of Policy..............................................................    64
ARTICLE 9     AMENDMENTS..............................................................................    64
    Section 9.01.    Amendments Without Consent of Noteholders........................................    64
    Section 9.02.    Amendments and Modifications to Agreement with Consent of Noteholders............    65
    Section 9.03.    Execution of Amendments..........................................................    66
    Section 9.04.    Effect of Amendments.............................................................    66
    Section 9.05.    Reference in Notes to Amendments.................................................    66
    Section 9.06.    Amendment as to Registered Form..................................................    67
ARTICLE 10    REDEMPTION OF NOTES.....................................................................    67
    Section 10.01.   Redemption at the Option of the Issuer; Election to Redeem.......................    67
    Section 10.02.   Notices; Deposit of Redemption Price.............................................    67
    Section 10.03.   Notice of Redemption by the Issuer...............................................    68
    Section 10.04.   Notes Payable on Redemption Date.................................................    68
ARTICLE 11    REPRESENTATIONS, WARRANTIES AND COVENANTS...............................................    69
    Section 11.01.   Representations and Warranties...................................................    69
    Section 11.02.   Covenants........................................................................    72
    Section 11.03.   Other Matters as to the Issuer...................................................    77
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ARTICLE 12    ACCOUNTS AND ACCOUNTINGS................................................................    78
    Section 12.01.   Collection of Money..............................................................    78
    Section 12.02.   Collection Account; Distribution Account; Redemption Account.....................    78
    Section 12.03.   Reserve Account..................................................................    81
    Section 12.04.   Prefunding Account...............................................................    81
    Section 12.05.   Negative Carry Account...........................................................    82
    Section 12.06.   Revenue Tax Account..............................................................    83
    Section 12.07.   Reports by Trustee...............................................................    83
    Section 12.08.   Optional Deposits by the Note Insurer............................................    84
ARTICLE 13    PROVISIONS OF GENERAL APPLICATION.......................................................    84
    Section 13.01.   General Provisions...............................................................    84
    Section 13.02.   Acts of Noteholders..............................................................    84
    Section 13.03.   Notices, etc.....................................................................    85
    Section 13.04.   Notices to Noteholders; Waiver...................................................    86
    Section 13.05.   Effect of Headings and Table of Contents.........................................    86
    Section 13.06.   Successors and Assigns...........................................................    86
    Section 13.07.   Separability.....................................................................    86
    Section 13.08.   Benefits of Agreement............................................................    86
    Section 13.09.   Legal Holidays...................................................................    87
    Section 13.10.   Governing Law....................................................................    87
    Section 13.11.   Counterparts.....................................................................    87
    Section 13.12.   Corporate Obligation.............................................................    87
    Section 13.13.   Compliance Notes and Opinions....................................................    87
    Section 13.14.   Furnishing of Reports, Etc.......................................................    88
    Section 13.15.   SUBMISSION TO JURISDICTION; WAIVERS..............................................    88
    Section 13.16.   WAIVER OF JURY TRIAL.............................................................    88
    Section 13.17.   Benefits of Indenture............................................................    88
    Section 13.18.   Insurer as Controlling Party.....................................................    89
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                                     -v-                               Indenture

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         This INDENTURE (this "Indenture"), dated as of July 14, 2003, is by and among Financial Pacific Funding II, LLC (the "Issuer"), Financial Pacific Leasing, LLC (the "Company"), as servicer (in such capacity, the "Servicer"), Wells Fargo Bank Minnesota, National Association, a national banking association, as trustee (in such capacity, the "Trustee") and as back-up servicer (in such capacity, the "Back-up Servicer").

                              PRELIMINARY STATEMENT

         The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Notes (as defined herein) by the Issuer. All representations, warranties, covenants and agreements made by the Issuer, the Servicer, the Trustee and the Back-up Servicer herein are for the benefit and security of the Holders of the Notes and the Note Insurer. The Issuer, the Servicer, the Trustee and the Back-up Servicer are entering into this Indenture for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         All things necessary to make this Indenture a valid agreement of the Issuer, the Servicer, the Trustee and the Back-up Servicer in accordance with its terms have been done.

                                 GRANTING CLAUSE

         The Issuer does hereby grant a security interest to the Trustee, for the benefit of the Holders of the Notes and the Note Insurer, in all of the Issuer's rights, title and interest in and to the following and any and all benefits accruing to the Issuer from (but none of the obligations under): (a) the Receivables and Contracts and all payments (including without limitation all Scheduled Payments, Residual Proceeds, Recoveries and Guaranty Amounts) on or with respect to the Contracts (including without limitation Discount Contracts) and Receivables (including without limitation all Assets) and due or received after the applicable Cut-Off Date; (b) the Equipment; (c) each Insurance Policy related to the Contracts and Insurance Proceeds; (d) the Acquisition Agreement;
(e) the Servicing Agreement and the other Transaction Documents (other than the Note Purchase Agreement); (f) all amounts from time to time on deposit in the Collection Account, the Distribution Account, the Lockbox Account, the Prefunding Account, the Revenue Tax Account and the Negative Carry Account (including without limitation any Eligible Investments and other property in such accounts); (g) the Contract Files; (h) all books, records and other documents relating to the foregoing; and (i) all proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, recoveries, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute, all or part or are included in the proceeds of any of the foregoing), in each case whether now owned or hereafter acquired (all of the foregoing being hereinafter referred to, collectively, as the "Collateral"). The foregoing grant of security interest does not constitute, and is not intended to result in a creation or an assumption by the Trustee, any Noteholder or the Note Insurer of any obligation of the Issuer, the Company, the Servicer or any other Person in connection with the Collateral or under any agreement or instrument relating thereto.

                                                                       Indenture

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                                    ARTICLE 1

                                   DEFINITIONS

         Section 1.01 Definitions. Except as otherwise expressly provided herein or unless the context otherwise requires, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms. Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Servicing Agreement or the Acquisition Agreement.

         "1933 Act": The Securities Act of 1933, as amended.

         "31 to 60 Day Delinquency Ratio": With respect to a Due Period, the fraction, expressed as a percentage, equal to (a) the aggregate Gross Balance of Delinquent Contracts that are 31 days or greater and 60 days or fewer days past due (without giving effect to any applicable grace periods) as of the last day of such Due Period divided by (b) the aggregate Gross Balance of all Contracts as of the last day of such Due Period.

         "61 to 90 Day Delinquency Ratio": With respect to a Due Period, the fraction, expressed as a percentage, equal to (a) the aggregate Gross Balance of Delinquent Contracts that are 61 days or greater and 90 days or fewer days past due (without giving effect to any applicable grace periods) as of the last day of such Due Period divided by (b) the aggregate Gross Balance of all Contracts as of the last day of such Due Period.

         "Acquisition Agreement": The Amended and Restated Acquisition Agreement, dated as of July 14, 2003, by and between the Issuer and the Company, as amended or supplemented from time to time in accordance with the terms thereof.

         "Acquisition Date": The Closing Date or a Funding Date, as applicable.

         "Act": With respect to any Noteholder, the meaning specified in Section
13.02 hereof.

         "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Aggregate IPB": As of any date, the aggregate of the Implicit Principal Balances of all Contracts outstanding at such date.

         "Assets": The "Purchased Assets", as such term is defined in the Acquisition Agreement.

         "Assignment": An assignment executed by the Company substantially in the form of Exhibit A to the Acquisition Agreement.

                                     -2-                               Indenture

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         "Available Funds": For any Payment Date, the sum of the following amounts with respect to the preceding Due Period: (i) all payments and other amounts included in the definition of Receivables that were received or collected with respect to the Contracts during such Due Period, (ii) all amounts in respect of payments of Purchase Prices deposited in the Distribution Account,
(iii) investment earnings with respect to the Prefunding Account, the Collection Account and the Distribution Account and (iv) all amounts required to be transferred, if any, to the Distribution Account from the Reserve Account, the Revenue Tax Account and the Negative Carry Account. Available Funds shall not include any Servicing Charges.

         "Back-up Servicer": Wells Fargo Bank Minnesota, National Association, and all successors thereto in accordance with the terms of the Servicing Agreement.

         "Back-up Servicer and Trustee Fee Rate": Nine basis points (0.09%) per annum.

         "Back-up Servicer Fee": The fees and expenses payable from the Trustee Fee on each Payment Date to the Back-up Servicer for the Back-up Servicer's performance of its duties pursuant to this Indenture and the Servicing Agreement.

         "Board of Directors": Either the board of directors of the Issuer (or of the sole member of the Issuer) or the Servicer, or any duly authorized committee of such board, as applicable.

         "Board Resolution": A copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer (or of the sole member of the Issuer) or the Servicer to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

         "Book-Entry Notes": Beneficial interests in the Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.12 hereof.

         "Business Day": Any day other than a Saturday, Sunday or a day on which banking institutions in (a) New York City, or (b) in the city in which the principal place of business of the Servicer is located, or (c) in the city in which the Corporate Trust Office of the Trustee under this Indenture is located are authorized or obligated by law or executive order to close.

         "Calculation Date": With respect to any date, unless the context requires otherwise, the close of business on the last day of the most recently ended Due Period or, with respect to the Closing Date, May 31, 2003.

         "Cede & Co.": The initial registered holder of the Notes, acting as nominee of The Depository Trust Company.

         "Clearing Agency": An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

         "Clearing Agency Participant": A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                                     -3-                               Indenture

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         "Closing Date": July 14, 2003.

         "Code": The Internal Revenue Code of 1986, as amended from time to time and the Treasury Regulations promulgated thereunder.

         "Collateral": The meaning specified in the Granting Clause of this Indenture.

         "Collateral Agent": The meaning specified in the Master Reserve Account Agreement.

         "Collection Account": As defined in Section 12.02(a) hereof.

         "Collection Guidelines": The credit and collections policies of the Company, as amended from time to time in accordance with Section 3.18 of the Servicing Agreement.

         "Company": Financial Pacific Leasing, LLC, and all successors thereto.

         "Continued Errors": The meaning specified in Section 5.02(d) of the Servicing Agreement.

         "Contract Exception Report": The meaning specified in Section 7.14(b) hereof.

         "Contract File": With respect to any Contract:

                  (a) the only manually executed original of the Contract and copies of all lease documents, schedules and addenda, if any;

                  (b)      the original or a copy of the credit application;

                  (c) a certificate of the Company reflecting that the related Customer confirmed, in a telephone call, delivery and acceptance of the related Equipment;

                  (d) the Customer's corporate resolutions or consent of members, as applicable, if any;

                  (e)      all related personal guaranties, if any;

                  (f) copies of, or, in the case of electronic filings, acknowledgements of, all UCC financing statements filed with respect to the Equipment or the Contract;

                  (g) with respect to a Contract relating to titled Equipment, a copy of the application for a certificate of title; and

                  (h) with respect to a Contract that relates to titled Equipment, the original certificate of title, reflecting the Issuer's ownership thereof (or with respect to the Discount Contracts, the related Existing Broker's ownership thereof) and the Trustee's Lien thereon, within 180 days after the related Contract was sold to the Issuer.

         "Contract Schedule": For the Contracts and Receivables which are part of the Collateral on the Closing Date and each Funding Date, the list of Contracts and Receivables attached to the Officer's Certificate of the Issuer and Company substantially in the form attached hereto as Exhibit 11.01(s), which list shall include with respect to each Contract: (a) a number identifying

                                     -4-                               Indenture

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the Contract, (b) the Customer name, (c) the state of the Customer's billing address and (d) the Scheduled Payment.

         "Contracts": The contracts (and all rights with respect thereto, including all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such contract and all rights with respect to any agreements or arrangements with the vendors, dealers or manufacturers of the Equipment to the extent specifically related to any such contract) which evidence a lease of Equipment and are identified in the Contract Schedules attached to the Officer's Certificates of the Issuer and the Company substantially in the form attached hereto as Exhibit 11.01(s) on the Closing Date and each Funding Date and which will be identified in the Contract Schedules delivered to the Trustee and the Note Insurer on the Closing Date and on each Funding Date, including Discount Contracts; provided that, from and after the date on which a contract is repurchased or removed by the Company or the Issuer in accordance with Section 4.04 hereof, such repurchased or removed Contract shall no longer constitute a Contract for purposes of the Transaction Documents.

         "Controlling Party": (A) So long as a Note Insurer Default shall not have occurred and be continuing, the Note Insurer; or (B) in the event that a
Note Insurer Default has occurred and is continuing, the Holders of fifty-one percent (51%) or more in principal amount of the Outstanding Notes (or the Trustee at the direction of such Holders).

         "Corporate Trust Office": The principal corporate trust office of the Trustee at the location specified in Section 13.03 hereof or such other address as the Trustee may designate from time to time in accordance with Section 13.03 hereof, or the principal corporate trust office of any successor Trustee.

         "Cumulative Gross Default Rate": As of any Calculation Date, for the period of time beginning on the Closing Date and ending on such Calculation Date, the percentage equivalent of a fraction equal to (a) the sum of the Current Lease Balance of all Contracts that became Defaulted Contracts prior to or on such Calculation Date (including any Defaulted Contracts for which the Purchase Price has been deposited in the Distribution Account) divided by (b) the aggregate original equipment cost.

         "Cumulative Net Default Rate": As of any Calculation Date, for the period of time beginning on the Closing Date and ending on such Calculation Date, the percentage equivalent of a fraction equal to (a)(i) the sum of the Current Lease Balance of all Contracts that became Defaulted Contracts prior to or on such Calculation Date (including any Defaulted Contracts for which the Purchase Price has been deposited in the Distribution Account) minus (ii) any Recoveries that have been received prior to or on such Calculation Date divided by (b) the aggregate original equipment cost.

         "Current Lease Balance": As of any date with respect to a Contract, the sum of (i) the aggregate Gross Balance, plus (ii) booked residuals, less (iii) unearned income applicable thereto, provided that the Current Lease Balance of any Defaulted Contract shall be deemed to be zero except when used in the calculation of Cumulative Gross Default Rate and Cumulative Net Default Rate.

                                     -5-                               Indenture

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         "Customer": The lessee or obligor under each related Contract, including any guarantor of such lessee and its successors and assigns.

         "Cut-Off Date": With respect to the Closing Date, the Initial Cut-Off Date, and with respect to any subsequent Funding Date, the Calculation Date immediately preceding such Funding Date.

         "Data Report": The meaning specified in Section 3.15 of the Servicing Agreement.

         "Default": Any occurrence or circumstance which with notice or the lapse of time or both would become an Event of Default.

         "Defaulted Contract": A Contract shall become a Defaulted Contract at the earliest of (i) the Calculation Date as of which an amount equal to fifty percent (50%) or more of any one Scheduled Payment with respect to such Contract (aggregating together, for purposes of determining such amount, all due and unpaid Scheduled Payments, or due and unpaid portions of one or more Scheduled Payments) has not been received by the Servicer and remains unpaid for one hundred eighty (180) or more days (without giving effect to any applicable grace periods), (ii) the date as of which the related Customer has become the subject of voluntary or involuntary bankruptcy proceedings, (iii) the date the Equipment related to such Contract is repossessed or (iv) the day the Servicer determines in its good faith discretion and in accordance with the Collection Guidelines that the remaining Scheduled Payments due on such Contract are uncollectible and such Contract is written off.

         "Deficiency Notice": As defined in Section 8.02 hereof.

         "Definitive Note": A definitive, fully registered Note issued pursuant to Section 2.14 hereof.

         "Delinquent Contract": Any Contract (a) as to which the related Customer is more than thirty (30) days contractually delinquent with respect to fifty percent (50%) or more of a Scheduled Payment (aggregating together, for purposes of determining such amount, all due and unpaid Scheduled Payments, or due and unpaid portions of one or more Scheduled Payments) and (b) which is not a Defaulted Contract; provided, however, any applicable grace period with respect to a Contract shall not be taken into account in the determination as to whether or not a Contract is a Delinquent Contract.

         "Depository Agreement": The letter of representations between the Issuer and the Depository Trust Company, as Clearing Agency.

         "Determination Date": The fifth Business Day preceding each Payment
Date.

         "Discount Contract": A Contract originated by an Existing Broker, in which the Company owns an interest in the Receivables due thereunder, and does not own the Contract or the related Equipment.

                                     -6-                               Indenture

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         "Discount Lease Interest": All of the Company's right, title and interest in and to the Receivables due under a Discount Contract and any security interest of the Company in such Discount Contract and the Equipment related thereto.

         "Discount Rate": For each Contract, the per annum rate equal to the sum of (a) the Note Interest Rate, (b) the Premium Rate, (c) the Servicer Fee Rate, and (d) the Back-up Servicer and Trustee Fee Rate.

         "Distribution Account": As defined in Section 12.02 hereof.

         "Dollar(s)": Lawful money of the United States of America.

         "Draw Date": With respect to any Payment Date, the third Business Day preceding such Payment Date.

         "Due Date": With respect to each Contract, each date on which payment is due thereunder.

         "Due Period": With respect to each calendar month and as to any Determination Date or Payment Date, the period beginning on the first day and ending at the close of business on the last day of the calendar month preceding the month in which such Determination Date or Payment Date occurs.

         "Electronic Ledgers": The electronic master records of all contracts of the Company or the Servicer, as the case may be, similar to and including the Contracts.

         "Eligible Contract": A Contract that satisfies all of the following criteria as of the Closing Date (or, with respect to Contracts acquired by the Issuer during the Funding Period, as of the related Funding Date):

                  (a) Such Contract (1) has been originated or purchased (other than Discount Contracts, in which case the related Discount Lease Interest has been purchased) in the United States of America by the Company in the ordinary course of the Company's business and there has been no fraud or material misrepresentation on the part of the Company, the Existing Broker or the Customer in regard to such origination, (2) is evidenced by an installment sales contract or lease which has been fully and properly executed by the parties thereto, and has been originated or purchased (other than Discount Contracts, in which case, the related Discount Lease Interest has been purchased) by the Company in connection with the sale or lease of Equipment by the Company or any Existing Broker,
                  (3) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security and (4) is denominated and payable only in Dollars in the United States of America.

                  (b) The information with respect to such Contract set forth in the related Contract Schedule is true and correct in all material respects as of the close of

                                     -7-                               Indenture
                  business on the related Cut-Off Date, and such Contract satisfies the eligibility criteria specified in Section 3.2(b) of the Acquisition Agreement.

                  (c) Such Contract complies in all material respects with all requirements of applicable federal, state, and local laws, and regulations thereunder including, without limitation, to the extent applicable, usury laws, the Federal Truth-in-Lending Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations M, B and Z and other credit laws and equal credit opportunity and disclosure laws and no party to such Contract (including, without limitation, any assignee) is in violation of any such law, rule or regulation in any material respect if such violation would impair the collectibility or enforceability of such Contract.

                  (d) Such Contract represents the genuine, legal, valid and binding payment obligation in writing of the Customer and all supporting obligors, enforceable by the holder or assignee thereof in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally and by general equitable principles as such laws apply to the Customer. All parties to such Contract had full legal capacity to execute and deliver such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

                  (e) Such Contract is not due from any foreign government, the United States of America, any state or any municipality or from any agency, department or instrumentality of any foreign government, the United States of America, any state or any municipality.

                  (f) Immediately prior to the grant of a security interest therein under this Indenture, either (1) such Contract is characterized as a true lease by the Company, and the Issuer is the sole owner of the related Equipment free and clear of all encumbrances, except for Permitted Liens (other than Equipment related to the Discount Contracts, in which case the Equipment is owned by the related Existing Broker and the Issuer has a first priority perfected security interest therein), which Equipment (other than Equipment related to the Discount Contracts) has been validly transferred to the Issuer and the Issuer has acquired good title thereto, and the Issuer has granted a first priority perfected security interest in its rights with respect thereto to the Trustee or (2) if such Contract is not characterized as a true lease by the Company (or if such Contract is characterized as a true lease by the Company and either (A) the cost of the related Equipment exceeded fifteen thousand dollars ($15,000) or (B) such Contract is a Discount Contract), such Contract is secured by a validly existing first priority perfected security interest in the Equipment in favor of the Company (as original lien holder or assignee) as secured party, and such security interest is or shall be prior to all other Liens upon and security interests in such Equipment, other than Permitted Liens, which now exist or may hereafter arise or be created and such security interest has been assigned by the Company to the Issuer and pledged by the Issuer to the Trustee. Immediately after the transfers and conveyances to the

                                     -8-                               Indenture

                  Issuer as contemplated in the Acquisition Agreement, all necessary action will have been taken by the Company to validly convey to the Issuer (x) all right, title and interest of the Company in and to such Contract, the Receivables and all Scheduled Payments to become due thereunder and (y) all right, title and interest of the Company in and to the related Equipment.

                  (g) The Customer of such Contract has made at least one payment (which may be a security deposit or advance payment) with respect thereto. No Customer has been released in whole or in part from any of its obligations in respect of any such Contract. Such Contract has not been (in whole or in part) satisfied, subordinated, rescinded, cancelled, released or terminated. No Equipment has been released from the Lien granted by such Contract in whole or in part; nor has any instrument been executed that would effect any such satisfaction, subordination, rescission, cancellation, release or termination. Neither the Customer nor any other obligated party has suspended or has reduced the aggregate Scheduled Payments or obligations due or to become due thereunder by reason of a default by the other party to such Contract.

                  (h) Such Contract has not been extended or rewritten and is not subject to any waiver, modification, amendment, deferral, payment plans, forbearance agreements or other alternative payment arrangements of any kind whatsoever, except in accordance with the Collection Guidelines. Such Contract has not been amended, altered or modified in any way which would individually or in the aggregate materially adversely affect the Issuer's or the Trustee's rights thereunder or would prohibit payment by the Customer, and no provision of such Contract has been amended, waived or otherwise modified except in writing, and copies of all such writings are included in the related Contract File.

                  (i) No right of rescission, setoff, counterclaim or defense, including the defense of usury, exists or has been asserted in writing or threatened in writing with respect to such Contract. The operation of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense, including a defense arising out of the Customer's right of quiet enjoyment of the Equipment.

                  (j) There are no Liens, other than Permitted Liens, or claims existing or which have been filed for work, labor, storage or materials relating to the Equipment relating to such Contract that shall be Liens prior to, or equal or coordinate with, the security interest in such Equipment granted by such Contract.

                  (k) As of the related Cut-Off Date, (A) such Contract is not a Delinquent Contract; (B) the Company is not in the process of terminating such Contract or repossessing the Equipment subject thereto or making any plans for any such termination or repossession; (C) no default, breach, charge-off, violation or event permitting acceleration under the terms of such Contract has occurred and is continuing, (D) to the best of the Company's knowledge, the Customer is not currently the subject of a bankruptcy proceeding, (E) no continuing condition that with notice or the lapse of time would constitute such a default, breach, violation

                                     -9-                               Indenture
                  or event permitting acceleration under the terms of such Contract has arisen; and neither the Company nor the Issuer has waived any of the foregoing; and no Equipment shall have been repossessed, (F) such Contract is not reflected on the Company's or the Servicer's computer records as having been referred to counsel and (G) such Contract is not a Defaulted Contract.

                  (l) The Servicer, in accordance with its customary procedures, has confirmed that at the time of origination or acquisition of such Contract, the Equipment relating to such Contract was covered by an Insurance Policy, insuring against loss and damage due to fire, theft, collision and, in the case of titled Equipment, against other risks generally covered by liability coverage. The insurance coverage required by such Contract is of a type customary for the leasing industry for the type of Equipment covered and satisfies all minimum liability coverage limits, if any, under applicable law. Such Contract provides that the insurance required by such Contract must name the Company and its successors and assigns as a loss payee, and that the Customer will pay the premiums for such insurance. Such insurance requires the related insurer to notify the Company prior to cancellation of such insurance.

                  (m) The grant of a security interest in such Contract and related Collateral pursuant to this Indenture constitutes a valid pledge to the Trustee of the Issuer's right, title and interest in and to such Contract and related Collateral, free and clear of all Liens (other than Permitted Liens), and constitutes the grant of a first priority perfected security interest, in the Issuer's rights in such property. Neither such Contract nor the Receivable relating thereto (nor any interest of the Company or the Issuer in the related Equipment) has been sold, transferred, assigned, or pledged by the Company or the Issuer to any Person other than the Trustee, except for grants of security interests that have been released. Such Contract (or, if such Contract is a Discount Contract, the related Discount Lease Interest) has been contributed or sold by the Company to the Issuer pursuant to the Acquisition Agreement. Immediately prior to the grant of the security interest herein contemplated, the Issuer had good and marketable title to such Contract (or, if such Contract is a Discount Contract, the Issuer had good and marketable title to the Discount Lease Interest related thereto), and was the sole owner thereof, free and clear of all Liens and, immediately upon such grant of a security interest, the Trustee shall have a valid first priority perfected security interest in such Contract, in each case free and clear of all Liens.

                  (n) Such Contract has not been originated in any jurisdiction under which the sale or other transfer or pledge of such Contract or an interest therein to the Company or the Issuer, or the pledge and grant of a security interest in such Contract under the Indenture, is unlawful, void, or voidable, or result in the Customer having the right to void or rescind any of its material obligations under such Contract. None of the Company, the Issuer or, to the knowledge of the Company and the Issuer, the related Existing Broker has entered into any agreement with respect to any Contract that prohibits, restricts or conditions the assignment of any portion of such Contract.

                                     -10-                              Indenture

                  (o) Subject to the following sentence, all filings (including, without limitation, UCC filings) necessary in any jurisdiction to perfect the Trustee's interest in the rights of the Issuer in the related Equipment have been filed in the appropriate filing office and are in full force and effect, except Equipment valued at less than fifteen thousand dollars ($15,000) and related to a Contract characterized by the Company as a true lease. If the Equipment relating to such Contract is titled, (A) the Company (or with respect to the Discount Contracts, the related Existing Broker) shall have initiated all applicable filings necessary to obtain an original certificate of title on or before the Closing Date or the related Funding Date, as applicable, and not later than sixty (60) days after the Company originated or acquired such Contract and (B) the Trustee shall have received the original certificate of title reflecting the Trustee's Lien thereon (or, in the case of a true lease, the Issuer's (or with respect to the Discount Contracts, the related Existing Broker's) ownership thereof and the Trustee's Lien thereon) within one hundred eighty (180) days after the date such Contract was, or is, sold to the Issuer, as applicable.

                  (p) The Company has delivered to the Trustee the complete and correct Contract File with respect to such Contract. There is only one manually executed original of such Contract. The Servicer is in possession of complete servicing records with respect to such Contract.

                  (q) Such Contract constitutes "chattel paper" under the UCC.

                  (r) As of the related Cut-Off Date, there is no Lien against the related Equipment for delinquent taxes.

                  (s) As of the related Cut-Off Date, the Customer on such Contract was not noted in the related records of the Servicer as having any other contract, lease, installment sales contract or similar contract outstanding to the Company with respect to which fifty percent (50%) or more of any scheduled payment (aggregating together, for purposes of determining such amount, all due and unpaid scheduled payments, or due and unpaid portions of one or more scheduled payments) is more than sixty (60) days past due. Such Customer has an address in, and is domiciled in, the United States of America, such Customer is not the Company, the Issuer or an Affiliate of the Company or the Issuer. Without limiting the foregoing, neither the Company nor any Affiliate of the Company has guaranteed any obligations under such Contract. Such Customer is a business that is not using the Equipment for personal purposes. None of the Company, the Servicer or the Issuer has knowledge that such Customer is a Person in the business of selling equipment of the same type as the Equipment subject to such Contract. As of the related Cut-Off Date, if such Customer has been in business for less than two years, then the sum of the Implicit Principal Balance of such Contract plus the Implicit Principal Balances of Contracts with respect to all other Customers that have been in business for less than two years does not exceed twenty-five percent (25%) of the Aggregate IPB.

                                     -11-                              Indenture

                  (t) Such Contract at origination had a final Scheduled Payment date which was not sooner than twelve (12) months nor later than sixty-five (65) months after origination of such Contract.

                  (u) Such Contract relates to Equipment having an initial cost of not more than one hundred twenty five thousand dollars ($125,000).

                  (v) The Customer of such Contract has been approved by the Company in the ordinary course of its business based on the Underwriting Guidelines, and such Contract satisfies all applicable requirements of the Underwriting Guidelines, with such occasional exceptions as may be customary in the industry and in the ordinary course in the Company's business that do not result in a material adverse effect on the value or the collectibility of such Contract. The origination and collection practices used by the Company with respect to such Contract have been in all respects legal and in all material respects in accordance with the Underwriting Guidelines and the Collection Guidelines.

                  (w) The transfer from an Existing Broker to the Company, and the transfer, assignment and contributions to the Issuer of such Contract and the Company's right, title and interest in and to any item of related Equipment, and the pledge by the Issuer to the Trustee of the Issuer's rights in such Contract and Equipment, do not violate the terms or provisions of such Contract or any other agreement to which the Company then is a party or by which it is bound.

                  (x) At the time that any item of the related Equipment was assigned, transferred and contributed pursuant to the terms of the Acquisition Agreement, the Company had no knowledge that such Equipment has suffered any loss or damage except for such Equipment that has been restored to its original value, ordinary wear and tear excepted, and such Contract requires the Customer thereunder to maintain insurance on the Equipment subject thereto in an amount at least equal to the replacement value thereof.

                  (y) Such Contract has been entered into or purchased by the Company in the ordinary course of its business in accordance with the Company's regular credit approval process and does not contravene any laws, rules or regulations applicable thereto or any contract between the Company and the Issuer. Such Contract has not been knowingly selected on any basis which would have any adverse effect on the Issuer, the Noteholders or the Note Insurer.

                  (z) As of the applicable Cut-Off Date, (i) the sum of the Implicit Principal Balance of such Contract plus the Implicit Principal Balances of all other Contracts for which the related Customer has a billing address in the same state will not exceed ten percent (10%) (or twenty five percent (25%) in the case of California) of the Aggregate IPB; provided, however, if the related Equipment for such Contract is vehicles or trailers, such Customer shall not have a billing address in the States of Connecticut, Pennsylvania, New Jersey, New York or Rhode Island; (ii) the sum of the Implicit Principal Balance of such Contract plus the Implicit Principal Balances of all other Contracts with respect to which the related Equipment is a single equipment type shall not exceed ten percent (10%) of the Aggregate IPB, provided, however, that the sum of the Implicit Principal

                                     -12-                              Indenture

                  Balance of such Contract plus the Implicit Principal Balances of the Contracts for which the related Equipment is vehicles or trailers (which is considered one equipment type), industrial, restaurant, health and beauty or computer systems shall not exceed fifteen percent (15%), eleven percent (11%), eleven percent (11%), eleven percent (11%) or eleven percent (11%), respectively, of the Aggregate IPB; (iii) the sum of the Implicit Principal Balance of such Contract plus the Implicit Principal Balances of all other Contracts that were originated by the same broker will not exceed five percent (5%) of the Aggregate IPB, except for the top broker which may account for no more than ten percent (10%) of the Aggregate IPB; (iv) if such Contract was originated by a broker, such broker had been doing business with the Company for no less than three months prior to the date on which the Company acquired such Contract; (v) (A) if such Contract is a Discount Contract, the sum of the Implicit Principal Balance of such Contract plus the Implicit Principal Balances of all other Discount Contracts will not exceed five and fifteen one hundredths of one percent (5.15%) of the Aggregate IPB and (B) if such Contract is a Discount Contract originated by Balboa Capital Corporation, the sum of the Implicit Principal Balance of such Contract plus the Implicit Principal Balances of all other Discount Contracts originated by Balboa Capital Corporation will not exceed three and seventy five one hundredths of one percent (3.75%) of the Aggregate IPB and
                  (vi) if such Contract was originated by a broker, such Contract was purchased by the Company as a result of arm's length negotiations and there exists no broker recourse and no vendor recourse against the Company in connection with such purchase.

                  (aa) The obligation of the related Customer to make Scheduled Payments under such Contract throughout the term thereof is absolute and unconditional, without any right of setoff by such Customer and without regard to any event affecting the Equipment subject thereto, the obsolescence of such Equipment, any claim of such Customer against the Issuer, the Company or the Servicer or any change in circumstances of such Customer or any other circumstances whatsoever except to the extent that, in the event of a casualty of any item of Equipment relating to such Contract or early termination of such Contract, the related Customer is obligated to pay, in lieu of all future Scheduled Payments with respect to such item, an amount which equals the amount required to be prepaid with respect to such Contract. Such Contract requires that the Customer shall, at the Customer's sole cost and expense and in addition to the Scheduled Payments due under such Contract or schedule thereto, promptly pay all taxes, and all other governmental charges, as applicable, whether levied, assessed or imposed on the Customer, the Company, the Issuer, the related Equipment or otherwise, relating to such Equipment or the delivery, leasing, operations, ownership, possession, purchase, registration, rental, sales or use thereof during the term of such Contract or schedule thereto, or the interest of the Customer in such Equipment or under such Contract or schedule thereto, or the rental or other payments thereunder or earnings arising therefrom (excepting only taxes on the Company's or the Issuer's net income). Such Contract is noncancelable by the Customer during the term of such Contract. The Company has no knowledge that the obligations of any Customer under such Contract will not be paid in full.

                                     -13-                              Indenture

                  (bb) Such Contract does not consist of, and is not subject to, a master lease.

                  (cc) Such Contract provides that the Company has no obligation to assemble, install, test, adjust or service the Equipment related to such Contract. Such Contract provides that the Customer, at its sole expense, at all times during the term of such Contract and until return of the related Equipment, will maintain such Equipment in good operating order, repair, condition and appearance and protect such Equipment from deterioration and provide all accessories, upgrades, repairs, replacement parts and service required therefor.

                  (dd) To the knowledge of the Issuer, the Company and the Servicer, no item of Equipment relating to such Contract has been relocated from the jurisdiction set forth in such Contract or, if the Issuer has knowledge of any such relocation, all UCC filings, if any, necessary to continue the first priority perfected security interest in such Equipment have been made (except that with respect to Equipment valued at less than fifteen thousand dollars ($15,000) and related to a Contract characterized by the Company as a true lease, such security interest is not perfected). Each item of Equipment relating to such Contract is located in the United States.

                  (ee) The Company has duly performed all material obligations on its part required to be performed by it under or in connection with such Contract, including, without limitation, giving any notices or consents necessary to effect the sale, contribution, assignment, transfer and conveyance of such Contract from the Company to the Issuer and has done nothing to materially impair the rights of the Issuer, the Trustee, the Noteholders or the Note Insurer in such Contract or the payments due thereunder.

                  (ff) As of the related Cut-Off Date, the sum of the Implicit Principal Balance of such Contract plus the Implicit Principal Balances of all other Contracts with respect to the same Customer (including any Affiliate or related party of such Customer) does not exceed one percent (1%) of the Aggregate IPB.

                  (gg) The parties to such Contract (other than Discount Contracts) are the Company (either expressly or by assignment) and the Customer of the related Equipment.

                  (hh) The Company has not taken any action to convey to any Person (other than the Issuer) any right to payments received under such Contract, the related Insurance Policy, the Company's interest in the related Equipment, or any other related property conveyed by the Company pursuant to the Acquisition Agreement and the Issuer has all of the right, title and interest in and to such Contract and such Equipment previously held by the Company free and clear of all liens and encumbrances and any interest of the Company or its successors, except for the lien of the Trustee. The Issuer has the right under such Contract to exercise appropriate remedies with respect to the related Equipment without obtaining the consent of any third parties.

                  (ii) The Company and the Servicer have caused their respective records to be marked to reflect the transfer of such Contract to the Issuer.

                                     -14-                              Indenture

                  (jj) Such Contract is net to the lessor of any maintenance, taxes, insurance or other expenses and contains provisions requiring such Customer to assume all risk of loss or malfunction of the related Equipment.

                  (kk) Such Contract is identical in form to one of the forms of Contracts provided to the Note Insurer and the Initial Purchaser prior to the Closing Date, except for modifications or deviations from such forms of Contracts which will not have a material adverse effect on any of the Noteholders or the Note Insurer.

                  (ll) Such Contract obligates the related Customer to make all Scheduled Payments thereunder in full notwithstanding the collection by the lessor of a security deposit with respect thereto.

                  (mm) The Company (or with respect to the Discount Contracts, the related Existing Broker) has duly fulfilled all obligations on the lessor's part to be fulfilled under or in connection with the origination, acquisition and assignment of such Contract and the Company's interest in the related Equipment, including, without limitation, giving any required notices or consents.

                  (nn) Either the Company or an Existing Broker purchased each item of related Equipment from either (1) the manufacturer or other supplier following receipt of an invoice from such manufacturer or supplier, or (2) a Customer following confirmation that such item of Equipment was on such Customer's premises. Prior to the time of the grant to the Trustee of a security interest in respect of the related Contract, the manufacturer, lessor or supplier or Customer, as the case may be, shall have received in full the purchase price and any related charges in connection with the acquisition of such Equipment.

                  (oo) The sale, transfer, assignment and conveyance of such Contract and related items pursuant to the Acquisition Agreement are not subject to and did not result in any transfer taxes other than transfer taxes which have been paid.

                  (pp) Such Contract is not a "consumer credit contract" or a "purchase money loan" as such terms are defined in 6 C.F.R.
                  Section 433.1.

                  (qq) Such Contract is assignable without the consent of the related Customer.

                  (rr) The Issuer has a clear legal right of repossession with respect to the Equipment relating to such Contract.

                  (ss) Such Contract was originated on or after December 1, 2001.

                  (tt) Neither the Company nor the Issuer has established any specific credit reserve for the Customer under such Contract in anticipation of any negative credit event expected in connection with such Contract.

         "Eligible Investments":  Any and all of the following:

         (a) direct non-callable obligations of, and non-callable obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                                     -15-                              Indenture

         (b) demand and time deposits in, certificates of deposits of, and bankers' acceptances issued by, any depository institution or trust company (including the Trustee acting in its commercial capacity) incorporated under the laws of the United States of America or any state thereof, having a combined capital and surplus of at least $100,000,000, and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the unsecured commercial paper or other unsecured short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution that is the principal subsidiary of a holding company, the unsecured commercial paper or other unsecured short-term debt obligations of such holding company) have the highest short-term credit ratings available from each Rating Agency;

         (c) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations) payable on demand or on a specified date not more than one year after the date of issuance thereof having the highest unsecured short-term credit ratings from each Rating Agency, at the time of such investment; and

         (d) money market funds (which may be sponsored by the Trustee or any of its Affiliates) that redeem their shares on demand, invest only in other Eligible Investments, have ratings in the highest available ratings category of each Rating Agency and, other than investments in the "Wells Fargo Prime Investment Money Market Fund", have been approved by the Note Insurer.

The Trustee may purchase from or sell to itself or an affiliate on arm's-length terms, as principal or agent, the Eligible Investments listed above. All Eligible Investments shall be made in the name of the Trustee for the benefit of the Noteholders and the Note Insurer and shall mature prior to each Payment Date.

         "Equipment": The equipment and/or each vehicle leased or sold to, or financed by, a Customer pursuant to a Contract or securing the obligations of a Customer under a Contract, together with any replacement parts, additions and repairs thereof, and any accessories incorporated therein and/or affixed thereto.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended or any successor statute thereto.

         "ERISA Plan": The meaning specified in Section 2.06(b) hereof.

         "Errors": The meaning specified in Section 5.02(d) of the Servicing Agreement.

         "Event of Default": The meaning specified in Section 6.01 hereof.

         "Existing Broker": A broker or originator of Contracts that originated one or more of the Contracts pledged to the Trustee pursuant to this Indenture, which broker or originator is not the Company, the Issuer or an Affiliate of the Company or the Issuer.

         "Final Due Date": With respect to each Contract, the final Due Date thereunder.

                                     -16-                              Indenture

         "Final Payment Date": With respect to any Note, the date on which the final principal payment on such Note is made as therein or herein provided, whether at the Stated Maturity Date, or by acceleration or redemption.

         "Funding": The withdrawal of funds from the Prefunding Account pursuant to Section 12.04 hereof in connection with the Issuer's acquisition of additional Contracts.

         "Funding Date": During the Funding Period, each Payment Date on which Contracts are transferred to the Issuer in connection with a Funding after the Closing Date.

         "Funding Date Reserve Account Deposit Amount": With respect to a Funding, one percent (1%) of the Funding IPB of the Contracts being acquired by the Issuer on the related Funding Date.

         "Funding IPB": The sum of the Implicit Principal Balances of the Contracts being acquired by the Issuer in connection with a Funding, measured as of the related Calculation Date.

         "Funding Period": The period beginning on the Closing Date to and including the earlier of (a) the occurrence of any Trigger Event and (b) the October 15, 2003 Payment Date.

         "Funding Report": A report substantially in the form of Exhibit 3.01 hereto.

         "Gross Balance": As of any date with respect to a Contract, the then remaining aggregate Scheduled Payments to be made by the Customer under such Contract; provided that the Gross Balance of any Defaulted Contract shall be deemed to be zero, except as provided in the definition of Current Lease Balance.

         "Guaranty Amounts": Any and all amounts paid by any guarantor obligated under the applicable Contract.

         "Holder": The Person in whose name a Note is registered in the Note Register.

         "Implicit Principal Balance": As of any Calculation Date, with respect to any Contract, the present value of the remaining stream of Scheduled Payments due with respect to such Contract after such Calculation Date, and calculated by discounting such Scheduled Payments (assuming each Scheduled Payment is received on the last day of its related Due Period) to such Calculation Date at an annual rate equal to the Discount Rate, compounded monthly; provided, however, that immediately following the deposit into the Distribution Account of the Purchase Price in respect of a Contract, the Implicit Principal Balance of such Contract shall be deemed to be zero; provided further that with respect to any Contract that has become a Defaulted Contract, the Implicit Principal Balance of such Contract shall be deemed to be zero; provided further that such deemed reduction to zero of the Implicit Principal Balance of a Contract pursuant to the immediately preceding proviso (x) shall not constitute a release by the Trustee of its security interest in such Contract and (y) shall be ignored in connection with the calculation of any Purchase Price. The calculation of the Implicit Principal Balance of each Contract does not include any security deposits or advance payments collected by or on behalf of the lessor or Scheduled Payments due after the Stated Maturity Date.

                                     -17-                              Indenture

         "Indemnification Agreement": The Indemnification Agreement, dated as of July 14, 2003 among the Issuer, the Note Insurer, the Initial Purchaser and WestLB Panmure Securities Inc.

         "Indenture": This Indenture in the form when originally executed and, if from time to time further supplemented or amended by one or more amendments hereto pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this Indenture to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Indenture as originally executed, or if amended or supplemented, as so amended and supplemented. The words "herein," "hereof," "hereunder", and other words of similar import when not related to a specific subdivision of this Indenture, refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision of this Indenture or any supplement or amendment hereto.

         "Independent": When used with respect to any specified Person means such a Person, who (a) is in fact independent of the Issuer, the Company and any Affiliate of the Issuer or the Company, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, the Company or in any Affiliate of the Issuer or the Company and (c) is not connected with the Issuer, the Company or any Affiliate of the Issuer or the Company as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by an Issuer Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "Initial Aggregate IPB": As of any date of determination, an amount equal to the Aggregate IPB as of the Initial Cut-Off Date plus the total Funding IPB of all Contracts acquired by the Issuer during the Funding Period.

         "Initial Cut-Off Date": May 31, 2003.

         "Initial Negative Carry Account Deposit Amount": one hundred twenty-five thousand seven hundred eighteen dollars and forty two cents ($125,718.42).

         "Initial Prefunding Account Deposit Amount": thirteen million five hundred fourteen thousand eight hundred eighty dollars and four cents ($13,514,880.04).

         "Initial Purchaser": WestLB AG, London Branch.

         "Initial Reserve Account Deposit Amount": One percent of the Aggregate IPB as of the Initial Cut-Off Date.

         "Insurance Agreement": The Insurance and Indemnity Agreement, dated as of July 14, 2003, among the Note Insurer, the Company, and the Issuer, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Insurance Agreement Indenture Cross Default": As defined in the Insurance Agreement.

                                     -18-                              Indenture

         "Insurance Policy": With respect to an item of Equipment and a Contract, any insurance policy maintained by the Customer pursuant to the related Contract that covers physical damage to the Equipment or general liability or both (including policies procured by the Company or the Servicer on behalf of the Customer).

         "Insurance Proceeds": With respect to an item of Equipment and a Contract, any amount received pursuant to an Insurance Policy issued with respect to such Equipment and the related Contract.

         "Interest Accrual Period": With respect to a particular Payment Date, the period from and including the immediately preceding Payment Date to but excluding such particular Payment Date; provided that the first Interest Accrual Period shall be the period from and including the Closing Date to but excluding the first Payment Date occurring after the Closing Date.

         "Interest Carryover Shortfall": With respect to any Payment Date (commencing with the second Payment Date occurring after the Closing Date), the excess, if any, of the Interest Distributable Amount for the preceding Payment Date over the amount that was actually paid on such preceding Payment Date on account of the Interest Distributable Amount.

         "Interest Distributable Amount": With respect to any Payment Date, the sum of the Monthly Interest Distribution Amount and the Interest Carryover Shortfall, plus interest on the Interest Carryover Shortfall, to the extent permitted by law, accrued at the Note Interest Rate during the related Interest Accrual Period.

         "Investment and Assumption Letter": The letter required to be delivered by each transferee of a Definitive Note, as provided in Section 2.06 hereof, substantially in the form of Exhibit 2.06(a) hereto.

         "Issuer": Financial Pacific Funding II, LLC, and all successors thereto in accordance with the terms hereof.

         "Issuer Order" and "Issuer Request": A written order or request signed in the name of the Issuer by its President or a Vice President, and delivered to the Trustee.

         "Lien": Any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing); except that the interest of the Existing Broker in the Contract and the Equipment under a Discount Contract shall be deemed not to be a Lien.

         "Lockbox Account": The meaning specified in Section 4.02 of the Servicing Agreement.

         "Lockbox Agreement": The meaning specified in Section 4.02 of the Servicing Agreement.

         "Lockbox Bank": The meaning specified in Section 4.02 of the Servicing Agreement.

                                     -19-                              Indenture

         "Master Reserve Account Agreement": The Master Spread Account Agreement dated as of July 14, 2003 among the Note Insurer, the Issuer and the Trustee.

         "Material Adverse Effect": A material adverse effect on (a) the Collateral, (b) the property, business, condition (financial or otherwise) or prospects of the Company, the Servicer or the Issuer, (c) the ability of the Company, the Servicer or the Issuer to perform its obligations under any Transaction Documents to which it is a party, (d) the validity or enforceability of any Transaction Document, (e) the rights or remedies of the Trustee, the Note Insurer or the Noteholders under any Transaction Document, or (f) the enforceability or collectibility of a material portion of the Contracts.

         "Memorandum": The offering memorandum relating to the Notes dated July 9, 2003.

         "Modification Ratio": The meaning specified in Section 3.02 of the Servicing Agreement.

         "Monthly Interest Distribution Amount": With respect to any Payment Date, interest accrued during the related Interest Accrual Period at the Note Interest Rate on the outstanding principal amount of the Notes as of the close of business on the preceding Payment Date (or, in the case of the first Interest Accrual Period, the outstanding principal amount of the Notes as of the Closing
Date).

         "Monthly Servicer's Report": The report prepared by the Servicer pursuant to Section 3.09 of the Servicing Agreement.

         "Moody's": Moody's Investors Service, Inc., and its successors.

         "Negative Carry Account": As defined in Section 12.05 hereof.

         "Note" or "Notes": The Receivables-Backed Notes issued under the terms of this Indenture.

         "Noteholder": A Holder.

         "Note Insurer": Financial Security Assurance Inc.

         "Note Insurer Default": The meaning specified in the Insurance
Agreement.

         "Note Interest Rate": two and twenty nine one hundredths of one percent (2.29%) per annum.

         "Note Purchase Agreement": The Note Purchase Agreement, dated July 9, 2003, among the Issuer, the Company, the Initial Purchaser and WestLB Panmure Securities Inc.

         "Note Register": The meaning specified in Section 2.05 hereof.

         "Note Registrar": The meaning specified in Section 2.05 hereof.

                                     -20-                              Indenture

         "Note Owner": With respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency Participant (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         "Noteholder" or "Holder": The Person in whose name a Note is registered in the Note Register.

         "Notice of Claim": As defined in the Policy.

         "NPA Ratio": With respect to a Due Period, the fraction, expressed as a percentage, equal to (a) the Current Lease Balance of Contracts that became 90 days or more past due (without giving effect to any applicable grace periods) as of the last day of such Due Period but have not been determined to be Defaulted Contracts, divided by (b) the aggregate Gross Balance of all Contracts as of the last day of such Due Period.

         "Officer's Certificate": A certificate signed by any of the Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller or the Secretary of the Person (or of a member of such Person, if such Person is a limited liability company) on whose behalf the certificate is delivered, and delivered to the Trustee and the Note Insurer, which certificate shall comply with the applicable requirements of Section 13.13 hereof. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of the Issuer (or of the sole member of the Issuer).

         "Opinion of Counsel": A written opinion of outside counsel who shall be reasonably satisfactory to the Trustee and the Note Insurer and which opinion shall comply with the applicable requirements of Section 13.13 hereof.

         "Outstanding": With respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                  (a) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation; and

                  (b) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that for purposes of determining whether the Holders of the requisite outstanding principal amount of Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer or any Affiliate of the Issuer shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded provided that to the extent that the Notes have been paid in full with proceeds of the Policy, such Notes shall continue to remain Outstanding until the Note Insurer has been paid as a subrogee and (without duplication) has been paid all outstanding Premiums and any other

                                     -21-                              Indenture
amounts owing to the Note Insurer under the Insurance Agreement, and the Note Insurer shall be deemed the Holder thereof, to the extent of any payments thereon made by the Note Insurer;

         "Participants": The participating organizations of DTC.

         "Payment Date": The fifteenth day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day); provided that the initial Payment Date after the Closing Date shall be July 15, 2003.

         "Permitted Lien": Any tax lien (if such taxes are not at the time due and payable) or non-material mechanics' lien on an item of Equipment provided that such mechanics' lien does not extend to the related Contract.

         "Person": Any individual, corporation, partnership, association, joint-stock company, limited liability company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Pledge and Collateral Agency Agreement": The Pledge and Collateral Agency Agreement, dated as of July 14, 2003 among the Issuer, the Company, the
Note Insurer and the Trustee.

         "Policy": The financial guaranty insurance policy issued by the Note Insurer to the Trustee on behalf of the Noteholders.

         "Policy Claim Amount": As defined in Section 8.04 hereof.

         "Pool": The pool of Eligible Contracts funded on the Closing Date and any Funding Date.

         "Predecessor Servicer Work Product": The meaning specified in Section 5.02(d) of the Servicing Agreement.

         "Preference Claim": As defined in Section 6.21(b) hereof.

         "Prefunding Account": As defined in Section 12.04 hereof.

         "Premium": As defined in the Insurance Agreement.

         "Premium Letter": The Premium Letter, dated as of July 14, 2003 among the Note Insurer, the Issuer, the Trustee and the Company.

         "Premium Rate": As defined in the Insurance Agreement.

         "Principal Distributable Amount": With respect to (i) any Payment Date prior to the Stated Maturity Date, an amount equal to the positive difference, if any, between (A) the aggregate principal amount of the Outstanding Notes as of the Calculation Date preceding such Payment Date minus the amount then on deposit in the Prefunding Account, and (B) the Aggregate IPB as of the Calculation Date preceding such Payment Date minus the Required

                                     -22-                              Indenture

Overcollateralization Amount, and (ii) the Stated Maturity Date, the unpaid principal amount of the Notes.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "Purchase Price": With respect to any Contract repurchased by the Company pursuant to Section 6.2 of the Acquisition Agreement or purchased by the Servicer pursuant to Section 3.07 of the Servicing Agreement or removed from the Lien of this Indenture by the Issuer pursuant to Section 4.04 or 4.05 hereof, the sum of (a) the Implicit Principal Balance of the related Receivable on the Calculation Date on or immediately preceding the date when the Contract is removed or repurchased and (b) any Scheduled Payments with respect to the Contract due on or prior to such Calculation Date but not received prior to the date of such repurchase or removal.

         "QIB" or "Qualified Institutional Buyer": Qualified institutional buyer, as defined in Rule 144A.

         "Rating Agency Condition": With respect to any action, that each Rating Agency (other than Moody's) shall have given its written approval that the contemplated action will not result in a reduction or withdrawal of the then current rating of the Notes and, with respect to Moody's, ten (10) Business Days (or such shorter time period as agreed upon by Moody's) prior written notice to Moody's and Moody's shall not have notified the Issuer within ten (10) Business Days (or such shorter time period as agreed upon by Moody's) that such action will result in a downgrade of the then current rating on the Notes.

         "Rating Agencies": Moody's and S&P.

         "Receivables": With respect to any Contract, all of, and the right to receive all of, (a) the Scheduled Payments, (b) any prepayments made with respect to such Contract, (c) any Guaranty Amounts, (d) any Insurance Proceeds,
(e) any Residual Proceeds, (f) any Recoveries and (g) any administrative fees or similar charges collected on such Contract including, but not limited to, late fees, prepayment charges, collection fees and bounced check charges; provided that Receivables shall not include any of, or the right to receive any of, the Servicing Charges.

         "Record Date": With respect to any Payment Date, the close of business on the last day of the related Interest Accrual Period.

         "Recoveries": With respect to a Defaulted Contract, the monies collected or applied from whatever source, including Customer deposits, if any, after the respective Due Period in which a Contract became a Defaulted Contract, on such Defaulted Contract, net of (a) the reasonable costs of liquidation (including without limitation reasonable repossession and disposition costs and expenses), and (b) any amounts required by law to be remitted to the applicable Customer; provided, however, that the Recoveries for any Contract shall not be less than zero.

         "Redemption Account": As defined in Section 12.02(e) hereof.

         "Redemption Date": A date fixed pursuant to Section 10.01 hereof.

                                     -23-                              Indenture

         "Redemption Price": With respect to the Notes, and as of any related Redemption Date, the aggregate principal amount of Outstanding Notes, together with interest accrued and unpaid thereon to but excluding the related Redemption Date at the related Note Interest Rate and any other amounts due and owing under the Transaction Documents.

         "Redemption Record Date": With respect to any redemption of any Note, a date fixed pursuant to Section 10.01 hereof.

         "Registered Holder": The Person whose name appears on the Note Register on the applicable Record Date or Redemption Record Date.

         "Reinvestment Income": Any interest or other earnings earned on all or part of the Collateral.

         "Required Negative Carry Account Balance": As of any date of determination, an amount equal to the product of (A) the difference between the Discount Rate minus an assumed yield on eligible investments in the Prefunding Account of three quarters of one percent (0.75%) per annum times (B) the amount then on deposit in the Prefunding Account times (C) the maximum number of days remaining in the Funding Period divided by 360.

         "Required Overcollateralization Amount": With respect to any Payment Date, the greater of (a) thirty percent (30.0%) of the Aggregate IPB as of the Calculation Date preceding such Payment Date and (b) five and three quarters percent (5.75%) of the Initial Aggregate IPB.

         "Required Reserve Account Balance": The "Requisite Amount" as defined in the Master Reserve Account Agreement.

         "Reserve Account": As defined in Section 12.03 hereof.

         "Reserve Account Draw Amount": With respect to any Determination Date, the excess, if any, of (a) the sum of the amounts payable pursuant to clauses
(i) through (vi) of Section 12.02(d), over (b) the amount of Available Funds (excluding amounts to be transferred from the Reserve Account) available in the Distribution Account to pay such amounts with respect to such Determination Date.

         "Residual Proceeds": With respect to a Contract that is not a Defaulted Contract and the related Equipment, the net proceeds (including any Insurance Proceeds) of any sale, rent streams to be received for a re-lease (including any lease renewal) or other disposition of such Equipment.

         "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Department (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any Trust Officer or any other Officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                                     -24-                              Indenture

         "Revenue Tax Account": As defined under Section 12.06 hereof.

         "Rule 144A": Rule 144A promulgated under the 1933 Act.

         "S&P": Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors.

         "Scheduled Payment": With respect to a Contract, the periodic payment (exclusive of any amounts in respect of insurance, maintenance and taxes) set forth in such Contract due from the Customer in the related Due Period. With respect to any Payment Date, Scheduled Payment means, where applicable, Scheduled Payments due in the related Due Period.

         "Scheduled Policy Payment": "Scheduled Payments" as defined under the Policy.

         "Servicer": Initially, the Company, and thereafter any successor Servicer appointed pursuant to Section 5.02 of the Servicing Agreement.

         "Servicer Event of Default": The meaning specified in Section 5.01 of the Servicing Agreement.

         "Servicer Extension Notice": The meaning specified in Section 5.03 of the Servicing Agreement.

         "Servicer Fee": The meaning specified in Section 3.08 of the Servicing Agreement.

         "Servicer Fee Rate": One and fifteen one hundredths percent (1.15%) per annum.

         "Servicing Agreement": The Servicing Agreement, dated as of July 14, 2003, by and among the Servicer, the Issuer, the Back-up Servicer and the Trustee, as amended or supplemented from time to time in accordance with the terms thereof.

         "Servicing Charges": The sum of (a) the costs and expenses of the Servicer incurred in connection with the repossession and disposition of Equipment, (b) payments by Customers of premiums on insurance, (c) payments of taxes by Customers and (d) any security deposits paid by any Customer.

         "Servicing Officers": The Persons listed on a certificate of the Servicer from time to time delivered by the Servicer to the Issuer and the Trustee.

         "Stated Maturity Date": The Payment Date in October 2009.

         "Supplemental Grant of Contracts": Any Supplemental Grant of Contracts in substantially the form attached as Exhibit 4.02 hereto delivered by the Issuer on any Funding Date.

         "Tangible Net Worth": With respect to any Person on any date of determination, the excess, if any, of:

                                     -25-                              Indenture

                  (a) the tangible assets of such Person and its Affiliates calculated in accordance with generally accepted accounting principles; provided, however, that : (A) in no event shall there be included in the above calculation trade names, copyrights, licenses, goodwill, organizational costs, advances or loans to, or receivables from, directors, officers, employees or affiliates (excluding amounts, if any, owing to the initial Servicer by Financial Pacific Company arising from the formation of the initial Servicer), amounts relating to covenants not to compete, pension assets, deferred charges (excluding unamortized lease origination costs and debt acquisition costs), or treasury stock or any securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against federal income tax liabilities; (B) securities included in such tangible assets shall be taken into account at their current market price or cost, whichever is lower; and (C) any write-up in the book value of any assets (other than market value adjustments of derivative financial instruments, if any) shall not be taken into account; over

                  (b) all indebtedness, including subordinated debt, of such Person and its subsidiaries and Affiliates (it being understood that preferred stock shall not be considered to be indebtedness for purposes of this clause (b)).

         "Transaction Documents": This Indenture, the Servicing Agreement, the Insurance Agreement, the Policy, the Acquisition Agreement, each Assignment, the Note Purchase Agreement, each Lockbox Agreement, the Notes, the Indemnification Agreement, the Pledge and Collateral Agency Agreement, the Premium Letter and the Master Reserve Account Agreement.

         "Transition Expenses": The amount, if any, of expenses payable to the successor Servicer incurred in connection with the assumption of responsibilities of the Servicer, including, without limitation, the cost of transferring or licensing to the successor Servicer of a license to use servicing software.

         "Trigger Event": The occurrence of any one or more of the following events (unless waived in writing by the Controlling Party by notice delivered to the Trustee):

                  (a) the three month rolling simple average 31 to 60 Day Delinquency Ratio exceeds the percentage specified for such period in the Delinquency Matrix included in Schedule 1.01 hereto;

                  (b) the three month rolling simple average 61 to 90 Day Delinquency Ratio exceeds the percentage specified for such period in the Delinquency Matrix included in Schedule 1.01 hereto;

                  (c) the three month rolling simple average NPA Ratio exceeds the percentage specified for such period in the Delinquency Matrix included in Schedule 1.01 hereto;

                  (d) the Cumulative Net Default Rate as of any Calculation Date is equal to or greater than the percentage specified for such period in the Default Matrix included in Schedule 1.01 hereto;

                                     -26-                              Indenture

                  (e) the Cumulative Gross Default Rate as of any Calculation Date is equal to or greater than the percentage specified for such period in the Default Matrix included in Schedule 1.01 hereto; or

                  (f) the occurrence of a Servicer Event of Default or an Event of Default.

         "Trustee": Wells Fargo Bank Minnesota, National Association, until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person.

         "Trustee Fee": The fee payable on each Payment Date to the Trustee in consideration for the Trustee's performance of its duties pursuant to this Indenture and the other Transaction Documents as Trustee, in an amount equal to the greater of (a) the product of one-twelfth of the Back-up Servicer and Trustee Fee Rate multiplied by the aggregate principal amount of Outstanding Notes on the preceding Payment Date after giving effect to distributions on such date (or, in the case of the first Payment Date after the Closing Date, $2,000) or (b) $2,000.

         "UCC": The Uniform Commercial Code as in effect in the applicable jurisdiction.

         "Underwriting Guidelines": The credit approval guidelines used by the Company in the origination or purchase of contracts, leases, installment sales contracts and other contracts, including the Contracts.

         "Vice President": With respect to a Person (or with respect to a member of such Person, if such Person is a limited liability company), any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         "WestLB": WestLB AG, London Branch, a joint stock company organized under the laws of Germany, and its successors and assigns.

                                    ARTICLE 2

                                      NOTES

         Section 2.01. Form Generally. The Notes shall be in substantially the form set forth in Exhibit 2.01 hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes.

         The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any manner acceptable to the Trustee and the Initial Purchaser, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         Section 2.02. Denomination. (a) This Indenture provides for the issuance by the Issuer of the Notes, all subject to and in accordance with the terms of this Indenture.

                                     -27-                              Indenture

         (b) On the Closing Date, the Issuer shall issue the Notes in the aggregate principal amount of seventy million dollars ($70,000,000). The Notes shall bear interest at a rate equal to the Note Interest Rate. The aggregate principal amount of the Notes which may be authenticated and delivered under this Indenture shall be equal to the dollar amount specified in the first sentence of this paragraph, except for Notes authenticated and delivered upon registration of transfer or in exchange for or in lieu of other Notes pursuant to Sections 2.05, 2.07, 2.14 or 9.05 hereof. The Notes shall be issuable only as registered Notes without coupons in denominations of at least two hundred fifty thousand dollars ($250,000) and any amount in excess thereof; provided, however, that the foregoing shall not restrict or prevent the transfer of any such Note with a remaining aggregate principal amount outstanding of less than two hundred fifty thousand dollars ($250,000) in accordance with Sections 2.05, 2.06, 2.07 and 2.14 hereof.

         Section 2.03. Execution, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by an officer of the Issuer or of the sole member of the Issuer. Such signature on the Notes must be manual.

         Notes bearing the manual signatures of individuals who were at the time when such signatures were affixed, authorized to sign on behalf of the Issuer (or its sole member) shall be valid, binding obligations, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the delivery of such Notes or did not hold such offices at the date of delivery of such Notes.

         Each Note shall bear on its face the Closing Date and be dated as of the date on which it is signed.

         Section 2.04. [Reserved].

         Section 2.05. Registration, Registration of Transfer and Exchange. (a) The Trustee (the "Note Registrar") shall cause to be kept at its Corporate Trust Office a register (the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Notes and the registration of transfers of Notes.

         (b) Only upon surrender for registration of transfer of any Note at the Corporate Trust Office and subject to the conditions set forth in Section
2.06 hereof, an officer of the Issuer (or an officer of the sole member of the Issuer on behalf of the Issuer) shall execute, and the Issuer or its agent (or the Trustee or its agent) shall deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, and of a like aggregate principal amount and Stated Maturity Date.

         (c) At the option of the Holder, a Note may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount and Stated Maturity Date, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, an officer of the Issuer (or an officer of the sole member of the Issuer on behalf of the Issuer) shall execute, and the Issuer or its agent (or the Trustee or its agent) shall deliver, the Notes which the Noteholder making the exchange is entitled to receive.

         (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits

                                     -28-                              Indenture
under this Indenture, as the Notes surrendered upon such registration of such transfer or exchange.

         (e) Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee) be duly endorsed or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

         (f) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 9.05 hereof not involving any registration of transfer.

         Section 2.06. Limitation on Transfer and Exchange. (a) The Notes have not been registered or qualified under the 1933 Act or the securities laws of any state or other jurisdiction. The restrictions set forth in this Section 2.06 shall apply to transfers of the Notes. Beneficial interests in the Notes may be transferred only (x) to a Person whom the transferor reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A under the 1933 Act and whom the transferor has notified that it may be relying on the exemption from the registration requirements of the 1933 Act provided by Rule 144A of the 1933 Act, or (y) in a transaction otherwise exempt from the registration requirements of the 1933 Act (and based on an opinion of counsel to such effect if the Issuer or the Trustee so requests), in each case in compliance with the Indenture and all applicable securities laws of any State of the United States or any other applicable jurisdiction. Each transferee of a beneficial interest in a Book-Entry Note shall be deemed to have made the acknowledgements, representations and agreements set forth in subsection (d) hereof. Each transferee of a beneficial interest in a Definitive Note shall either (i) deliver to the Trustee an Investment and Assumption Letter in the form attached hereto as Exhibit 2.06(a) or (ii) deliver to the Trustee an Opinion of Counsel that the transfer is exempt from the 1933 Act (which opinion shall not be at the expense of the Issuer, the Trustee, the Servicer or the Issuer, and which may be an opinion of in-house counsel to the transferor or the transferee of the Note). Neither the Issuer nor the Trustee is obligated to register or qualify the Notes under the 1933 Act or any other securities law. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Issuer against any liability, cost or expense (including attorneys' fees) that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. The Trustee shall promptly, after receipt of such information as is set forth in the next succeeding sentence, furnish to any Holder, or any prospective transferee designated by a Holder, the information required to be delivered to Holders and prospective transferees of Notes in connection with resales of the Notes to permit compliance with Rule 144A of the 1933 Act in connection with such resales. Such information shall be provided to the Trustee by the Issuer.

         (b) By its acceptance of a beneficial interest in a Note, each Noteholder and Note Owner shall be deemed to have represented and warranted that: either (A) it is not acquiring the Note with plan assets of an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, a "plan" as defined in Section 4975 of the Code, an entity deemed to hold the plan assets of any of the foregoing by reason of investment by an employee benefit

                                     -29-                              Indenture
plan or plan in such entity, or a governmental plan subject to applicable law that is substantially similar to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code (each such entity an "ERISA Plan") or (B) its acquisition and holding of the Note will not give rise to a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

         (c) The Trustee shall have no liability to the Issuer or any Noteholder arising from a transfer of any such Note in accordance with this
Section 2.06.

         (d) Each transferee of a beneficial interest in a Book-Entry Note shall be deemed to have represented and warranted to and agreed with the Issuer, the Trustee and the Servicer as follows:

                  (1) It is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion and it or such account is a QIB and is aware that the sale to it is being made in reliance on Rule 144A and is acquiring such Notes for investment and not with a view to, or for offer or sale in connection with, any distribution (within the meaning of the 1933 Act,) or fractionalization thereof or with any intention of reselling the Notes or any part thereof, subject to any requirement of law that the disposition of its property or the property of such account or accounts be at all times within its or their control and subject to its or their ability to resell such Notes pursuant to Rule 144A.

                  (2) It acknowledges that the Notes have not been and will not be registered under the 1933 Act and may not be sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted below.

                  (3) It agrees that if it should reoffer, resell, pledge or otherwise transfer its Note, (a) it will do so in compliance with any applicable state securities or "Blue Sky" laws and only (A) to the Issuer or (B) in compliance with Rule 144A, and only if a letter in the form of Exhibit 2.06(a) hereof is delivered by the transferee to the Trustee, and (b) it will give the transferee notice of any restrictions on resale of such Note.

                  (4) It understands that the Notes, unless otherwise agreed by the Issuer and the Holder thereof, will bear a legend to the following effect:

                           THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS (1) TO FINANCIAL PACIFIC FUNDING II, LLC ("FINANCIAL PACIFIC") OR ANY OF ITS AFFILIATES OR (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A, OR PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND UPON THE RECEIPT BY THE ISSUER OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE ISSUER THAT SUCH RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

                                     -30-                              Indenture

                  (5) It has received the information, if any, requested by it pursuant to Rule 144A, has had full opportunity to review such information and has received all additional information necessary to verify such information.

                  (6) It (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment. and

                  (7) It understands that the Issuer, the Initial Purchaser and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the foregoing acknowledgments, representations or agreements deemed to have been made by it are no longer accurate, it will promptly notify the Issuer and the Initial Purchaser. If it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account.

         (e) Notwithstanding anything in this Indenture to the contrary, no ownership interest in any Note shall be issued, sold, transferred, listed or otherwise exchanged at any time on an established securities market, including,
(A) a national securities exchange registered under the Exchange Act or exempted from registration because of the limited volume of transactions; (B) a foreign securities exchange that, under the laws of the jurisdiction where it is organized, satisfies regulatory requirements that are analogous to the regulatory requirements under the Exchange Act applicable to exchanges described in clause (A); (C) a regional or local exchange; or (D) an over-the-counter market, as the terms in clause (A), (B), (C) and (D) are defined for purposes of
Section 7704 of the Code.

         Section 2.07. Mutilated, Destroyed, Lost or Stolen Note. Upon receipt by the Trustee of evidence reasonably satisfactory to it of the ownership of (as indicated on the Note Register) and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of a QIB, notice from such QIB of such ownership and such loss, theft, destruction or mutilation), and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it and the Note Insurer (provided that if the holder of such Note is, or is a nominee for, a QIB, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, an officer of the Issuer (or an officer of the sole member of the Issuer) shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon. If after the delivery of such new Note, a bona fide purchaser of the original
Note in lieu of which such new Note was issued presents for payment such original Note and the Trustee shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Trustee or the Issuer or any agent of any of them in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full,

                                     -31-                              Indenture
instead of issuing a new Note, the Trustee may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 9.05 hereof not involving any registration of transfer. Upon the issuance of any new Note under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Note issued pursuant to this Section 2.07, in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.08. Payment of Principal and Interest; Principal and Interest Rights Preserved. (a) The Notes shall bear interest on the outstanding principal amount thereof during each Interest Accrual Period at the Note Interest Rate (calculated on the basis of a 360-day year consisting of 12 months of 30 days each except that, in the case of the first Interest Accrual Period, the actual number of days in such first Interest Accrual Period (rather than 30 days) shall be used for this purpose) and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest from the date such interest became due and payable until fully paid. Interest shall be due and payable in arrears on each Payment Date, with each payment of interest calculated as described above on the aggregate unpaid principal amount of Outstanding Notes. In making any such interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be increased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

         (b) The principal of each Note shall be payable in installments ending no later than the Stated Maturity Date unless such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. Each installment of principal payable on the Notes shall be in an amount equal to the amounts payable under clauses (v) and (vii) of Section 12.02(d) hereof. The principal payable in the foregoing sentence on the Note shall be paid on each Payment Date in accordance with Section 12.02(d) hereof until the Final Payment Date. All payments of principal with respect to all of the Notes shall be made on a pro rata basis based upon the ratio that the

                                     -32-                              Indenture
aggregate principal amount outstanding of a Note bears to the aggregate principal amount of all Outstanding Notes; provided, however, that if as a result of such proration a portion of such principal would be less than $.01, then such payment shall be increased to the nearest whole cent, and such portion shall be deducted from the next succeeding principal payment.

         (c) The principal of and interest on the Notes are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of such Note on the Note Register at the address of such Person as it appears on the Note Register or by wire transfer in immediately available funds to the account specified in writing to the Trustee by such Registered Holder at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. All payments on the Notes shall be paid without any requirement of presentment (except with respect to the final payment). The Issuer shall notify the Person in whose name a Note is registered at the close of business on the Record Date next preceding the Payment Date on which the Issuer expects that the final installment of principal of such Note will be paid that the Issuer expects that such final installment will be paid on such Payment Date. Such notice shall be mailed no later than the fifteenth day prior to such Payment Date and shall specify the place where such Note may be surrendered. Funds representing any such checks returned undeliverable shall be held in accordance with Section 7.15 hereof. If a Noteholder fails to surrender its Note prior to final payment, such Noteholder shall surrender its Note to the Trustee for cancellation within fourteen (14) days after receipt of the final payment. Each Noteholder, by its acceptance of the final payment with respect to a Note, will be deemed to have relinquished any further right to receive payments under this Indenture and any interest in the Collateral. Each Noteholder shall indemnify and hold harmless the Issuer, the Trustee, the Note Insurer, and any other Person asserting a claim or against whom a claim is asserted in connection with such Noteholder's failure to tender the Note to the Trustee for cancellation. Such indemnity shall include any liability, cost or expenses (including attorney's fees) that may result from the Noteholder's failure to surrender such Note, and shall survive the assignment or termination of this Indenture.

         (d)      [Reserved].

         (e) Other than the Trustee acting pursuant to the direction of the Controlling Party, each Holder of a Note, by acceptance of its Note, agrees that during the term of this Indenture and for one year and one day after the termination of this Indenture, such Holder and such Holder's Affiliates will not file any involuntary petition against the Issuer or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer.

         Section 2.09. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Trustee, any agent of the Trustee and the Note Insurer shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Trustee, any agent of the Trustee or the Note Insurer shall be affected by notice to the contrary.

                                     -33-                              Indenture

         Section 2.10. Cancellation. All Notes surrendered to the Trustee for payment, registration of transfer or exchange (including Notes surrendered to any Person other than the Trustee which shall be delivered to the Trustee) shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.10, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be disposed of by the Trustee as is customary with its standard practice.

         Section 2.11. Intended Tax Characterization. The parties hereto agree that it is their mutual intent that, for all applicable tax purposes, the Notes shall constitute indebtedness. Further, each party hereto, including the Noteholders, hereby covenants (and the Note Owners, each of which shall be deemed by its acceptance of a Note or an interest in a Note to covenant) to every other party hereto to treat the Notes as indebtedness for all applicable tax purposes in all tax filings, reports and returns and otherwise, and further covenants that neither it nor any of its Affiliates will take or participate in the taking of, or permit to be taken, any action that is inconsistent with the treatment of the Notes as indebtedness for tax purposes. All successors and assigns of the parties hereto shall be bound (including each successor and assign to any Noteholder or Note Owner, each of which shall be deemed by its acceptance of a Note or an interest in a Note to be bound) by the provisions hereof.

         Section 2.12. Book-Entry Registration. Each of the Notes, upon original issuance, shall be issued in the form of one or more typewritten Notes (the "Book-Entry Notes"), to be delivered to The Depository Trust Company, the initial Clearing Agency, or its agent by, or on behalf of, the Issuer. Each of the Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of The Depository Trust Company, as the initial Clearing Agency, and no Note Owner will receive a definitive certificate representing such Note Owner's interest in such Note Owner's Notes, except as provided in
Section 2.14 hereof. Unless and until Definitive Notes have been issued to the Note Owners pursuant to Section 2.14 hereof:

                  (a) the provisions of this Section 2.12 shall be in full force and effect with respect to the Notes, as the case may be;

                  (b) the Issuer, the Servicer and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes with respect to the Notes (including the making of distributions on the Notes) as the authorized representatives of the respective Note Owners;

                  (c)      to the extent that the provisions of this Section
         2.12 conflict with any other provisions of this Indenture, the provisions of this Section 2.12 shall control; and

                  (d) the rights of the respective Note Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such respective Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until the Definitive Notes are issued pursuant to
         Section 2.14 hereof, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the related Notes to such Clearing Agency Participants.

                                     -34-                              Indenture

         For purposes of any provision of this Indenture, requiring or permitting actions with the consent of, or at the direction of, holders of Notes evidencing a specified percentage of the Outstanding principal amount of such Notes, such direction or consent may be given by Note Owners (acting through the Clearing Agency and the Clearing Agency Participants) owning such Notes evidencing the requisite percentage of the Outstanding principal amount of such Notes, respectively.

         Section 2.13. Notice to Clearing Agency. Whenever notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to the related Note Owners pursuant to Section 2.14 hereof, the Trustee shall give all such notices and communications specified herein to be given to such Noteholders to the applicable Clearing Agency which shall give such notices and communications to the related Note Owners in accordance with its applicable rules, regulations and procedures.

         Section 2.14. Definitive Notes. If (a)(i) the Issuer advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement and (ii) the Trustee or the Issuer is unable to locate a qualified successor, with the consent of the Note Insurer, (b) the Issuer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Notes through the Clearing Agency or (c) after the occurrence of an Event of Default, the Note Insurer, unless a Note Insurer Default shall have occurred and be continuing, otherwise Note Owners evidencing not less than 50% of the aggregate unpaid Outstanding principal amount of the Notes, advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system with respect to the Notes through the Clearing Agency is no longer in the best interests of the Note Owners, the Trustee shall notify all Note Owners, through the Clearing Agency, and the Note Insurer of the occurrence of any such event and of the availability of Definitive Notes, to the Note Owners requesting the same. Upon surrender to the Trustee of Notes by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Issuer shall execute and the Trustee shall authenticate and deliver the applicable Definitive Notes. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes to the Note Owners, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Notes and the Trustee shall recognize the holders of such Definitive Notes as Noteholders hereunder.

                                    ARTICLE 3

                                    FUNDINGS

         Section 3.01. Fundings.

         (a) Conditions Precedent. Each Funding is subject to the satisfaction of the following conditions precedent on the relevant date specified below:

                                     -35-                              Indenture

                  (i) notification by the Issuer to the Servicer, the Note Insurer and the Trustee at least two Business Days prior to the proposed Funding Date of a request for a Funding to occur;

                  (ii) no later than 11:00 a.m. (New York time) on the third Business Day immediately prior to the requested Funding Date, the Issuer shall have delivered to the Servicer, the Note Insurer, the Rating Agencies, the Back-up Servicer and the Trustee, by a diskette or electronic transfer, a list of the proposed Contracts to be funded, and providing for each such Contract all information required to be provided in the Contract Schedule as provided in the definition thereof;

                  (iii) no later than 1:00 p.m. (New York time) on the third Business Day immediately prior to the requested Funding Date, the Issuer shall have delivered to the Trustee the sole original executed counterpart of each Contract relating to the applicable Funding and all other items included in the Contract File relating to such Contract, subject to exceptions as shall have been approved by the Controlling Party;

                  (iv)     satisfaction of the conditions precedent set forth in
         Section 4.02 hereof; and

                  (v) with respect to a Contract for which exceptions remain on the applicable Funding Date, the consent of the Controlling Party pursuant to Section 7.14(c) hereof.

         (b) Preparation of Funding Report. The Servicer shall review such diskette or electronic transfer specified in clause (a)(ii) above and prepare a Funding Report from the information provided therein, the existing information regarding all other Contracts and the existing information used to generate the Monthly Servicer's Report. No later than 10:00 a.m. (New York time) on the Business Day immediately preceding a proposed Funding Date, the Servicer shall transmit by facsimile or hand delivery the Funding Report and the amount to be paid to the Issuer, and the Issuer shall thereupon execute the Funding Report and transmit it by facsimile to the Trustee and the Note Insurer no later than 11:00 a.m. (New York time) on the date of the Issuer's receipt thereof.

         (c) Each additional Pool shall become subject to this Indenture and the related Contract Files shall be held by the Trustee as provided herein.

                                    ARTICLE 4

                  CONDITIONS TO ISSUANCE OF NOTES AND FUNDINGS

         Section 4.01. Conditions to Issuance of Notes. On the Closing Date, subject to receipt by the Trustee of items (a) and (b) below at least three (3) Business Days prior to the Closing Date and receipt by the Trustee and the Note Insurer of items (c) through (n) below on or prior to the Closing Date, the Issuer will issue the Notes:

                  (a)      the Contract Schedule;

                                     -36-                              Indenture

                  (b) the sole original executed counterpart of each Contract, including any amendments or modifications thereto, and all other items included in the Contract File relating to such Contract, subject to such exceptions as shall have been approved by the Controlling Party, as provided in Section 7.14 hereof (and the Trustee shall have delivered to the Company, the Issuer and the Note Insurer a certificate substantially in the form attached hereto as Exhibit 7.14(b) with respect to each such Contract);

                  (c) a Board Resolution of each of the Issuer and the Company authorizing, as applicable, the execution, delivery and performance of the Transaction Documents and the transactions contemplated hereby and by the other Transaction Documents, certified by the Secretary or an Assistant Secretary of the Issuer (or of the sole member of the Issuer) or the Company, as applicable;

                  (d) a copy of an officially certified document, dated not more than 30 days prior to the Closing Date, evidencing the due organization and good standing of each of the Issuer and the Company in their respective states of formation;

                  (e) copies of the certificate of formation and limited liability company agreement of each of the Issuer and the Company, certified by the Secretary or an Assistant Secretary of the Issuer (or of the sole member of the Issuer) and the Company, as applicable;

                  (f) (A) evidence of filing with the Secretary of State of the state of the Company's jurisdiction of formation of a UCC-1 financing statement naming the Company, as debtor, the Trustee as secured party, the Issuer, as the intermediate assignor, and the Assets as collateral; and (B) evidence of filing with the Secretary of State of the state of the Issuer's jurisdiction of formation of a UCC-1 financing statement naming the Issuer, as debtor, the Trustee as secured party, and the Collateral as collateral;

                  (g) a certificate listing the Servicing Officers of the Servicer as of the Closing Date;

                  (h)      an executed copy of the Note Purchase Agreement;

                  (i) an executed copy of the Servicing Agreement, the Acquisition Agreement and the Master Reserve Account Agreement;

                  (j) an executed copy of the Insurance Agreement, the Indemnification Agreement, the Premium Letter and the original Policy;

                  (k) evidence of the deposit by the Issuer into the Collection Account of any amounts paid on the Contracts since the Initial Cut-Off Date;

                  (l) evidence of the deposit of (A) the Initial Negative Carry Account Deposit Amount into the Negative Carry Account, (B) the Initial Prefunding Account Deposit Amount into the Prefunding Account, and (C) the Initial Reserve Account Deposit Amount into the Reserve Account;

                                     -37-                              Indenture

                  (m) the Issuer and the Servicer shall have delivered to the Trustee and the Note Insurer an Officer's Certificate of the Issuer and the Servicer, as appropriate, to the effect that (i) there has not occurred, and the funding on the Closing Date will not result in the occurrence of, a Trigger Event or a Default, (ii) the funding on the Closing Date will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument to which the Issuer or the Servicer, as appropriate, is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer or the Servicer, as appropriate, is a party or by which it may be bound or to which it may be subject, (iii) all of the terms of the Acquisition Agreement and this Indenture shall have been complied with and all of the representations and warranties of the Servicer or the Issuer, as appropriate, in the Acquisition Agreement and this Indenture shall be true and correct as of the Closing Date and (iv) all conditions precedent provided in this Indenture relating to the issuance of the Notes have been complied with; and

                  (n) such other documents as the Trustee or the Note Insurer may reasonably require.

         Section 4.02. Fundings. After the Closing Date, the obligation of the Trustee to release amounts from the Prefunding Account as part of a Funding pursuant to Sections 3.01 and 12.04 hereof is subject to the satisfaction of the following conditions:

                  (a) the Trustee shall have delivered to the Company, the Issuer and the Note Insurer a certificate in the form attached hereto as Exhibit 7.14(b) with respect to the Contracts being funded on the applicable Funding Date;

                  (b) the Issuer shall have delivered to the Trustee a Supplemental Grant of Contracts with respect to such Contracts;

                  (c) the Issuer and the Servicer shall have delivered to the Trustee and the Note Insurer an Officer's Certificate of the Issuer and the Servicer, as appropriate, to the effect that (i) no Trigger Event or Default has occurred and such Funding will not result in the occurrence of a Trigger Event or a Default and none of the Issuer, the Servicer or the Company shall be in default under this Indenture, the Servicing Agreement or the Acquisition Agreement, as applicable, (ii) the Funding will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument to which the Issuer, the Servicer or the Company, as the case may be, is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer, the Servicer or the Company, as the case may be, is a party or by which it may be bound or to which it may be subject and (iii) all conditions precedent provided in Section 3.01(a) of this Indenture and the Acquisition Agreement relating to the Funding shall have been complied with;

                  (d) evidence of the deposit by the Issuer into the Collection Account of any amounts paid under the related Contracts since the related Cut-Off Date;

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

                  (e) evidence of the deposit by the Issuer into the Reserve Account of the amount necessary to cause the balance in the Reserve Account to equal the Required Reserve Account Balance;

                  (f) the Servicer shall have delivered to the Trustee a Funding Report pursuant to Section 3.01(b) hereof;

                  (g) the Trustee shall have received written consent thereto from the Note Insurer;

                  (h) the Note Insurer shall have received confirmation from S&P that the Notes are rated "investment grade" without the benefit of the Policy;

                  (i) if requested by the Controlling Party, the Issuer and the Company shall provide "bring down" opinions with respect to the Opinions of Counsel delivered on the Closing Date by the Company and the Issuer; and

                  (j) such other documents as the Trustee or the Note Insurer may reasonably require.

         Section 4.03. Perfection of Transfer. (a) The Issuer and the Company shall file UCC-1 financing statements described in Section 4.01 hereof in accordance with such Section 4.01. From time to time, the Servicer shall take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Trustee's first perfected priority interest in the Collateral against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

         (b) During the term of this Indenture, the Issuer will maintain its chief executive office, its jurisdiction of formation and principal place of business in one of the states of the United States.

         (c) The Servicer agrees to pay all costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trustee's right, title and interest in and to the Collateral in accordance with the Transaction Documents.

         (d) In addition to the opinions of counsel to be delivered on the Closing Date, the Issuer shall deliver to each of the Trustee and the Note Insurer, within 30 days after the end of the Funding Period, an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee and to the
Note Insurer, to the effect that (a) in the opinion of the counsel rendering such Opinion of Counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the perfected security interest of the Trustee in the Collateral, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) in the opinion of such counsel, no action shall be necessary to preserve and protect such interest.

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

         Section 4.04. Removal and Purchase of Assets. (a) If at any time the Issuer or the Trustee obtains knowledge (within the meaning of Section 7.01(e) hereof), discovers or is notified by the Servicer or the Note Insurer that any of the representations and warranties of the Company in the Acquisition Agreement were incorrect at the time as of which such representations and warranties were made, then the Person discovering such defect, omission, or circumstance shall promptly notify the other parties to this Indenture.

         (b) In the event that any representation or warranty of the Company in Section 3.2(a) or (b) of the Acquisition Agreement is incorrect (i.e., "breached") and the failure of such representation and warranty to be correct materially and adversely affects the interests of the Holders of the Notes (without giving effect to the Policy) and the Note Insurer, the Issuer shall require the Company pursuant to the Acquisition Agreement to eliminate or otherwise cure the circumstance or condition which has caused such representation or warranty to be incorrect within 30 days of the earlier of the discovery or notice thereof; provided, however, the determination of whether or not a breach has occurred shall be made without regard to the Company's knowledge of the occurrence of any such event; and provided, further, any breach shall be deemed to constitute a breach which materially and adversely affects the interests of the Holders of the Notes (without giving effect to the Policy) if the Controlling Party in its sole discretion determines any such breach to be material. If the Company fails or the Company is unable to cure such circumstance or condition in accordance with the Acquisition Agreement, then the Issuer shall cause the Company to purchase pursuant to the Acquisition Agreement any Asset as to which such representation or warranty is incorrect within the time specified in Section 6.2 of the Acquisition Agreement. The applicable Purchase Price shall be remitted by the Company to the Servicer pursuant to the Acquisition Agreement and shall be deposited by the Servicer in the Distribution Account within two Business Days of the Servicer's receipt thereof.

         (c) If the Issuer fails to enforce the purchase obligation of the Company under the Acquisition Agreement, the Trustee is hereby appointed attorney-in-fact to act on behalf of and in the name of the Issuer to require such purchase.

         (d) With respect to (x) any Contract to be prepaid or terminated early in accordance with Section 3.01 of the Servicing Agreement and (y) any Contract that becomes a Defaulted Contract or any Contract that becomes a Delinquent Contract, the Issuer shall be entitled to, upon five Business Days' notice to the Trustee and the Note Insurer, cause such Contract to be removed from the Collateral; provided, however, that all Defaulted Contracts or Delinquent Contracts which are purchased by the Issuer (I) shall be included in the calculation of the Cumulative Gross Default Rate, the Cumulative Net Default Rate, the NPA Ratio, the 31 to 60 Day Delinquency Ratio and the 61 to 90 Day Delinquency Ratio with respect to the Due Period such Contracts were purchased and (II) the cumulative Implicit Principal Balance (measured as of the date of purchase) of all such purchased Contracts shall not exceed 10% of the Initial Aggregate IPB; provided further that no such removal shall be made without the prior written consent of the Controlling Party or if (i) such removal is made with any intent to hinder, delay, or defraud any entity to which the Issuer is or will become indebted; (ii) there shall be any reason to believe that the Issuer is insolvent or that such removal will render the Issuer insolvent on the date thereof or as a result of such removal; (iii) at the time of such removal, the Issuer is engaged in business, or about to engage in business, for which the assets remaining with it after the

                                     -40-                              Indenture
repurchase will be an unreasonably small amount of capital; (iv) the Issuer intends or believes that it will incur debts beyond its ability to pay as such debts mature or (v) a Default has occurred and is continuing or would occur as a result of such removal.

         Section 4.05. Releases. (a) The Issuer shall be entitled to obtain a release from the lien of this Indenture for any Contract, the related Receivable and the related Equipment at any time (i) after a payment by the Issuer of the Purchase Price of the Receivable and the deposit of such payment into the Distribution Account, or (ii) upon the termination of a Contract following the sale, lease or other disposition of the related Equipment in accordance with
Section 3.01 of the Servicing Agreement, if the Issuer delivers to the Trustee and the Note Insurer an Officer's Certificate (A) identifying the Receivable and the related Contract and rights and interests (whether an interest for security or otherwise) in the Equipment to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Distribution Account with respect thereto, in the event a Contract and the rights and interests (whether an interest for security or otherwise) in the related Equipment are being released from the lien of this Indenture pursuant to (i) or (ii) above, and (D) certifying that the amount deposited in the Distribution Account equals the Purchase Price of the Contract; provided the Issuer shall only be entitled to any such release purported to be allowed pursuant to (i) or (ii) above if the provisions of the Transaction Documents are met and the Trustee has confirmed receipt of the deposit of the amounts set forth in this Section 4.05(a) into the Distribution Account and the Note Insurer has consented thereto.

         (b)      Upon satisfaction of the conditions specified in subsection
(a), the Trustee shall release from the lien of this Indenture and deliver to or upon the order of the Issuer the Contract and the related Contract File.

         Section 4.06. Collateral. At the expense of the Servicer, the Trustee may, at the direction of the Servicer, and when required by the provisions of Articles 4, 5, 6 and 12 hereof shall, execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances which are consistent with the provisions of this Indenture. No Person relying upon an instrument executed by the Trustee as provided in this Article 4 shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 4.07. Notice of Release. The Issuer shall give the Trustee and the Note Insurer at least 10 days' prior notice of any action to be taken pursuant to Section 4.05(a) hereof, accompanied by copies of any instruments involved.

                                    ARTICLE 5

                           SATISFACTION AND DISCHARGE

         Section 5.01. Satisfaction and Discharge of this Indenture. (a) Following (x) payment in full of (i) all of the Notes, (ii) the fees and charges of the Trustee, the Note Insurer and the Back-up Servicer, and (iii) all other obligations of the Issuer under the Transaction Documents and (y) the expiration of the Policy and return thereof to the Note Insurer for cancellation, this Indenture shall be discharged.

                                     -41-                              Indenture

         (b) In connection with the discharge of this Indenture and the release of the Collateral, the Trustee shall release from the lien of this Indenture and deliver (at the expense of the Issuer) to or upon the order of the Issuer all property remaining in the Collateral and shall be deemed to have authorized UCC financing statements evidencing such discharge and release.

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

         Section 6.01. Events of Default. "Event of Default" means the occurrence of any one of the following:

                  (a) if a Note Insurer Default has occurred and is continuing, a default in the payment of any interest on or the principal of the Notes when the same becomes due and payable, and the continuation of such default for a period of five days; or

                  (b)      a demand for payment under the Policy; or

                  (c) a default in the performance of any covenant of the Issuer, or breach of any representation or warranty of the Issuer, in this Indenture, the Acquisition Agreement or the Servicing Agreement, and continuance of such default or breach for a period of 30 days after the Issuer has actual knowledge thereof or written notice of such default or breach, requiring the situation giving rise to such default or breach to be remedied, shall have been given to the Issuer by the Trustee, the Note Insurer, the Servicer or any Noteholder; or

                  (d) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer under the United States Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency, reorganization, liquidation or other similar law now or hereafter in effect or any arrangement with creditors or appointing a receiver, liquidator, assignee, trustee, or sequestrator (or other similar official) for the Issuer or for any substantial part of its respective property, or ordering the winding up or liquidation of the Issuer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (e) the institution by the Issuer of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Issuer to the institution of bankruptcy or insolvency proceedings against the Issuer, or the filing by the Issuer of a petition or answer or consent seeking reorganization or relief under the United States Bankruptcy Code or any other applicable Federal or state bankruptcy insolvency, reorganization, liquidation or other similar law now or hereafter in effect, or the consent by the Issuer to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of the Issuer's property, or the making by the Issuer of any assignment for the benefit of creditors, or the admission by it in writing of its inability, or the failure by it generally, to pay its debts as they become due, or the taking of corporate or limited liability company action by the Issuer in furtherance of any such action; or

                                     -42-                              Indenture

                  (f) the Issuer becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended; or

                  (g) the Issuer grants or permits a Lien on all or any portion of the Collateral other than in accordance with Section 11.02(a) hereof or in favor of the Trustee pursuant to this Indenture; or

                  (h) a default under any instrument or agreement evidencing, securing or providing for the issuance of indebtedness for borrowed money in excess of $500,000 of, or guaranteed by, the Issuer, the Servicer, Financial Pacific Company or any of the respective subsidiaries of such entities, which default (a) is a default in payment of any principal or interest on such indebtedness when due or, if later, within any applicable grace period, or (b) has resulted in acceleration of the maturity of such indebtedness; or

                  (i)      a Servicer Event of Default; or

                  (j)      an Insurance Agreement Indenture Cross Default.

         Section 6.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default occurs and is continuing, then, in every such case, the Trustee shall give notice to the Issuer, the Servicer, each Rating Agency and the Note Insurer (and, if such Event of Default has not been cured or waived within thirty (30) days after becoming known to the Trustee, the Trustee shall give notice to the Holders of all Notes) in accordance with Section 7.02 hereof and, at the direction of the Controlling Party, shall, or the Controlling Party itself may, declare the principal of all the Notes to be immediately due and payable, by notice given in writing to the Trustee if given by the Controlling Party, and upon any such declaration, such principal shall become due and payable as herein set forth without any presentment, demand, protest or other notice of any kind (except such notices as shall be expressly required by the provisions of this Indenture), all of which are hereby expressly waived; provided, however, that if an Event of Default in any of clauses (d) or (e) in
Section 6.01 hereof occurs and is continuing, then, in any such case, the principal of all the Notes shall automatically become immediately due and payable (unless otherwise waived by the Controlling Party).

         In the event any Notes are accelerated due to an Event of Default, the
Note Insurer shall have the right (in addition to its obligation to pay Scheduled Policy Payments on the Notes in accordance with the Policy), but not the obligation, to make payments under the Policy or otherwise of principal due on such Notes, in whole or in part, on any date or dates following such acceleration as the Note Insurer, in its sole discretion, shall elect.

         At any time after such a declaration of acceleration has been made or the Notes have otherwise been accelerated, but before any sale of the Collateral has been made or a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Controlling Party, by written notice to the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue installments of interest on all Notes;

                                     -43-                              Indenture

                           (B) the principal of any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Notes from the time such principal first became due until the date when paid; and

                           (C) all sums paid or advanced, together with interest thereon, by the Trustee, the Note Insurer or any Noteholder hereunder, and the reasonable compensation, expenses, disbursements and advances of the Trustee, the Note Insurer and the Noteholders, their agents and counsel incurred in connection with the enforcement of this Indenture to the date of such payment or deposit; and

                  (2) all Events of Default, other than the nonpayment of the principal on the Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 6.15 hereof.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 6.03. Collection of Indebtedness and Suits for Enforcement by Trustee. If an Event of Default shall occur and be continuing and the Notes have been declared due and payable and such declaration has not been rescinded and annulled, the Trustee will, at the direction of the Controlling Party, sell the Collateral; provided that any such sale must comply with the provisions of
Section 6.18 hereof.

         If an Event of Default occurs and is continuing, the Trustee shall, at the direction of the Controlling Party, proceed to protect and enforce its rights by such appropriate Proceedings as the Trustee is directed by the Controlling Party, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 6.04. Remedies. If an Event of Default shall have occurred and be continuing, the Trustee may, with the consent of the Controlling Party, and shall, at the direction of the Controlling Party, do one or more of the following:

                  (a) institute Proceedings for the collection of all amounts then due and payable on the Notes or under the Transaction Documents, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer the monies adjudged due;

                  (b) take possession of and sell the Collateral or any portion thereof or rights or interest therein, at one or more sales called and conducted in any manner permitted by law; provided, however, the provisions of Section 6.18 hereof must be complied with in connection with any such sale;

                  (c) institute any Proceedings from time to time for the complete or partial foreclosure of the lien created by this Indenture with respect to the Collateral; and

                                     -44-                              Indenture

                  (d) exercise any remedies of a secured party under the UCC or any other applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Trustee, the Note Insurer and the Holders of the Notes hereunder.

         Section 6.05. Optional Preservation of Collateral. If (i) an Event of Default shall have occurred and be continuing and (ii) no Notes have been declared due and payable, or such declaration and its consequences have been annulled and rescinded, then the Trustee shall, upon request from the Controlling Party, elect, by giving written notice of such election to the Issuer, to take possession of and retain the Collateral intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Notes in accordance with the provisions of Article 12 of this Indenture. If the Trustee is unable to or is stayed from giving such notice to the Issuer for any reason whatsoever, such election shall be effective as of the time of such determination or request, as the case may be, notwithstanding any failure to give such notice, and the Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Collateral securing the Notes remaining at the time of such rescission by written notice to the Trustee and the Issuer from the Controlling Party.

         Section 6.06. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding relating to the Issuer or the property of the Issuer or its creditors, the Trustee (irrespective of whether the principal of any of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall intervene at the direction of the Controlling Party and shall be empowered, to intervene in such proceeding or otherwise,

         (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.07 hereof), the Note Insurer and of the Noteholders allowed in such judicial Proceeding, and

         (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same,

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof.

         Nothing contained in this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder or the Controlling Party any plan of

                                     -45-                              Indenture
reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Noteholder, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

         Section 6.07. Trustee May Enforce Claims Without Possession of Notes.
(a) In all Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of any Transaction Document to which the Trustee shall be a party), the Trustee shall be held to represent all of the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         (b) All rights of actions and claims under any Transaction Document or any of the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Trustee shall be brought in its own name as Trustee of an express trust, and any recovery whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the benefit of the Holders of the Notes.

         Section 6.08. Application of Money or Property Collected. If the Trustee collects any money or property pursuant to this Article 6, the Trustee shall pay out such money or property according to the priorities set forth in
Section 12.02(d) hereof.

         Section 6.09. Limitation on Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Controlling Party shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 30 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such Proceedings;

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Controlling Party; and

                  (f) a Note Insurer Default has occurred and is continuing;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain

                                     -46-                              Indenture
priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         Section 6.10. Unconditional Right of Noteholders to Receive Principal and Interest. The Holders of the Notes shall have the right, which is absolute and unconditional, subject to the express terms of this Indenture, to receive payment of principal and interest on such Notes, subject to the respective relative priorities provided for in this Indenture, as such principal and interest becomes due and payable from the Collateral and to institute Proceedings for the enforcement of any such payment, and such right shall not be impaired except as expressly permitted herein without the consent of such Holders.

         Section 6.11. Restoration of Rights and Remedies. If the Trustee or any Noteholder or the Note Insurer has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, the Note Insurer or to such Noteholder, then, and in every case, the Issuer, the Trustee, the Note Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Note Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 6.12. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 2.07 hereof, no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders or the Note Insurer is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.13. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Noteholder or of the Note Insurer to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article 6 or by law to the Trustee, the
Note Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Note Insurer or by the Noteholders, as the case may be.

         Section 6.14. Control by Controlling Party. The Controlling Party shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) subject to Section 7.01, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however,

                                     -47-                              Indenture
         that, subject to Section 7.01 hereof, the Trustee need not take any action which a Responsible Officer or Officers of the Trustee in good faith determines might involve it in personal liability (unless the Trustee is furnished with the reasonable indemnity referred to in
         Section 6.14(c) hereof); and

                  (c) the Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith as provided in Section 7.01(f) hereof.

         Section 6.15. Waiver of Certain Events. The Controlling Party may, on behalf of the Holders of all the Notes, waive any past Default, Trigger Event, Event of Default or Servicer Event of Default (except as provided in Section 12.06(b) hereof), and its consequences; provided that, if the Note Insurer is not the Controlling Party, the Controlling Party shall not waive:

                  (a) a Default or Event of Default in the payment of the principal of or interest on any Note, or a Default or Event of Default described in Sections 6.01(d) or (e) hereof, or

                  (b) a Default or Event of Default in respect of a covenant or provision hereof which under Article 9 hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

         Upon any such waiver, such Default, Trigger Event, Event of Default or Servicer Event of Default shall cease to exist, and any Default, Trigger Event, Event of Default, or Servicer Event of Default or other consequence arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default, Trigger Event, Event of Default or Servicer Event of Default or impair any right consequent thereon.

         Section 6.16. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.16 shall not apply to any suit instituted by the Trustee or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Stated Maturity Date.

         Section 6.17. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder,

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

delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 6.18. Sale of Collateral. (a) The power to effect any sale of any portion of the Collateral pursuant to Section 6.03 or 6.04 hereof shall not be exhausted by any one or more sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral securing the Notes shall have been sold or all amounts payable on the Notes and under the Transaction Documents with respect thereto shall have been paid. The Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale.

         (b) The Trustee shall not, in any private sale, sell to a third party the Collateral, or any portion thereof, unless the Controlling Party consents in writing to or directs the Trustee to make such sale.

         (c) The Trustee or any Noteholder may bid for and acquire any portion of the Collateral in connection with a public or private sale thereof, and in lieu of paying cash therefor, any Noteholder may make settlement for the purchase price by crediting against amounts owing on the Notes of such Holder or other amounts owing to such Holder secured by this Indenture, that portion of the net proceeds of such sale to which such Holder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Trustee or the Noteholders in connection with such sale. The Notes need not be produced in order to complete any such sale, or in order for the net proceeds of such sale to be credited against the Notes. The Trustee or the Noteholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

         (d) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Collateral in connection with a sale thereof, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (e) The method, manner, time, place and terms of any sale of all or any portion of the Collateral shall be commercially reasonable. For the purposes of this Section 6.18, it shall be commercially reasonable to give ten
(10) days' prior written notice of a proposed sale of all or any portion of the Collateral.

         (f) So long as one or more Holders of Notes constitute the Controlling Party, the Trustee shall not (at the direction of the Controlling Party as elsewhere provided in this Indenture) sell all or any portion of the Collateral unless:

                  (i) the proceeds of such sale, together with any other funds available to the Trustee from the Collateral for the purpose of paying the Notes, shall be sufficient to discharge in full the amounts then due and unpaid upon all of the Notes; or

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

                  (ii) the Controlling Party shall, or at the direction of the Controlling Party the Trustee shall, have given each Holder of the Notes at least ten (10) days' prior written notice of a proposed sale of all or any portion of the Collateral, stating in such notice the portion of the Collateral proposed to be sold and the minimum proposed sale price expected to be received by the Trustee in such sale; or

                  (iii) notwithstanding anything else to the contrary contained in Section 6.18(f) hereof, in the event the proceeds of a sale are less than the amount necessary to pay in full the outstanding principal amount of the Notes at the time of such sale, the Holders of 100% in principal amount of Notes shall have consented in writing to such sale.

         Section 6.19. Action on Notes. The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders or the Note Insurer shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.

         Section 6.20. Subrogation. The Note Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the
Note Insurer, each Noteholder shall be deemed, without further action, to have directed the Trustee to assign to the Note Insurer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Note Insurer and the Note Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment with respect to the Notes whether pursuant to the Policy or otherwise. Notwithstanding the foregoing, the order of priority of payments to be made pursuant to Section 12.02(d) hereof shall not be modified by this clause. To evidence such subrogation, the Note Registrar shall note the
Note Insurer's rights as subrogee upon the Note Register upon receipt from the
Note Insurer of proof of payment by the Note Insurer of any Scheduled Policy Payment or other payment.

         Section 6.21. Preference Claims; Directions of Proceedings.

                  (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Scheduled Policy Payment paid on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Note Insurer, shall comply with the provisions of the Policy to obtain payment by the Note Insurer of such avoided payment, and shall, at the time it provides notice to the Note Insurer, notify Holders of the Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Policy. Pursuant to the terms of the Policy, the Note Insurer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Policy) and not to the Trustee or any Noteholder directly (unless such Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Note Insurer will make such payment to the Trustee for payment, in

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

         accordance with the instructions to be provided by the Note Insurer, to such Noteholder upon proof of such payment reasonably satisfactory to the Note Insurer).

                  (b) Each Notice of Claim shall provide that the Trustee, on its behalf and on behalf of the Noteholders, thereby appoints the
         Note Insurer as agent and attorney-in-fact for the Trustee and each Noteholder in any legal proceeding with respect to the Notes. The Trustee shall promptly notify the Note Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any payment made with respect to the Notes. Each Holder of Notes, by its purchase of Notes, and the Trustee hereby agree that so long as a Note Insurer Default shall not have occurred and be continuing, the Note Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Note Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, the Note Insurer shall be subrogated to, and each Noteholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                                    ARTICLE 7

                                   THE TRUSTEE

         Section 7.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default known to the Trustee as provided in subsection (e) below:

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith or negligence on its part, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same and to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default known to the Trustee as provided in subsection (e) below has occurred and is continuing, the Trustee may, and at the direction of the Controlling Party shall, exercise such of the rights and powers vested in it by this Indenture, and shall use the

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

same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith, except that:

                  (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Controlling Party (or if the Note Insurer is not the Controlling Party, in accordance with the direction of Noteholders representing such percentage of the Outstanding Notes as may be required by the terms hereof) in accordance with Section 6.14 hereof relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture, the Acquisition Agreement or the Servicing Agreement; and

                  (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of any of its rights or powers which include discretionary judgments to be made by the Trustee, if it shall have reasonable grounds for believing that repayment of such funds or reasonable indemnity satisfactory to the Trustee against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 7.01.

         (e) For all purposes under this Indenture, the Trustee shall not be deemed to have notice of any Event of Default described in Section 6.01(d) or 6.01(e) hereof or any Default described in Section 6.01(c) hereof or of any Servicer Event of Default or Trigger Event unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default, Default, Servicer Event of Default or Trigger Event is received by the Trustee at the Corporate Trust Office, and such notice references any of the Notes generally, the Issuer, the Collateral or this Indenture.

         (f) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its reasonable satisfaction against any and all costs and expenses, outlays and counsel fees and

                                     -52-                              Indenture
other reasonable disbursements and against all liability, except liability that is adjudicated, in connection with any action so taken.

         (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Collateral following an Event of Default and a consequent declaration of acceleration of the maturity of any of the Notes, whether such extinguishment occurs through a sale of the Collateral to another Person or the acquisition of the Collateral by the Trustee, the rights of the Noteholders shall continue to be governed by the terms of this Indenture.

         (h) Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (g), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this
Section 7.01.

         (i) The Trustee shall provide the reports and accountings as required pursuant to Section 12.07 hereof.

         (j) The Trustee shall, and hereby agrees that it will, hold the Policy in trust, and will hold any proceeds of any claim on the Policy in trust, solely for the use and benefit of the Noteholders.

         Section 7.02. Notice of Default and Other Events. Promptly after the occurrence of any Default, Event of Default, Servicer Event of Default or Trigger Event known to the Trustee (within the meaning of Section 7.01(e) hereof) which is continuing, within one Business Day of obtaining such knowledge, the Trustee shall transmit by telephonic or facsimile communication confirmed by mail to the Issuer, the Servicer, each Rating Agency and the Note Insurer, notice of such Default, Event of Default, Servicer Event of Default or Trigger Event known to the Trustee. If such Default, Event of Default, Servicer Event of Default or Trigger Event known to the Trustee has not been cured or waived within thirty (30) days after becoming known to the Trustee, the Trustee shall submit by mail to the Holders of the Notes, as their names and addresses appear on the Note Register, notice of such Default, Event of Default, Servicer Event of Default or Trigger Event known to the Trustee.

         Section 7.03. Certain Rights of Trustee. Except as otherwise provided in Section 7.01 hereof,

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

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

         (d) the Trustee may consult with counsel and the written advice of such counsel selected by the Trustee with due care or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders or the Note Insurer pursuant to this Indenture, unless such Noteholders or the Note Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, at the direction of the Controlling Party, shall make such further inquiry or investigation into such facts or matters as, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, upon reasonable notice and at reasonable times personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

         Section 7.04. Not Responsible for Recitals or Issuance of Notes. (a) The recitals contained in this Indenture and in the Notes shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or condition of the Collateral or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder or as to the validity or sufficiency of this Indenture or any of the Notes, except as affected by the representations and warranties made hereunder by the Trustee. The Trustee shall not be accountable for the use or application by the Issuer of any of the Notes or the proceeds thereof or of any money paid to the Issuer or upon Issuer Order under any provisions hereof.

         (b) Except as otherwise expressly provided in Section 7.14 hereof and in the other Transaction Documents and without limiting the generality of the foregoing, the Trustee shall have no responsibility or liability for or with respect to the validity of any Equipment or Contract, the perfection of any security interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Collateral to the Trustee or of any intervening assignment, the review of any Contract (it being understood that the Trustee has not reviewed and does not intend to review the substance or form of any such Contract), the performance or enforcement of any Contract, the compliance by the Issuer or the Servicer with any covenant or the breach by the Issuer or the Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account, the Distribution Account or the Reserve Account or any loss resulting therefrom, the acts or omissions of the Issuer, the Servicer or any Customer, any action of the

                                     -54-                              Indenture

Servicer taken in the name of the Trustee, or the validity of the Servicing Agreement or the Acquisition Agreement.

         (c) Except as otherwise expressly provided herein, the Trustee shall not have any obligation or liability under any Contract by reason of or arising out of this Indenture or the assignment of such Contract hereunder or the receipt by the Trustee of any payment relating to any Contract pursuant hereto, nor shall the Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Issuer under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Contract.

         Section 7.05. May Hold Notes. The Trustee, Servicer (if it is not the Company) or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes, and, if operative, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Servicer or such other agent (but subject to the proviso to the definition of "Outstanding"); provided that the Company shall not become the owner or pledgee of any Note.

         Section 7.06. Money Held in Trust. Money and investments held in trust by the Trustee hereunder shall be held in one or more trust accounts hereunder. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or otherwise specifically provided in this Indenture.

         Section 7.07. Compensation and Reimbursement. The Issuer agrees:

                  (a) to pay the Trustee monthly its fee for all services rendered by it hereunder as Trustee, in the amount of the Trustee Fee (which compensation shall not otherwise be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of the Transaction Documents (including the reasonable compensation and the expenses and disbursements of the Trustee's agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify and hold harmless the Trustee and the Back-up Servicer from and against any loss, liability, expense, damage or injury sustained or suffered pursuant to this Indenture by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Issuer, the Trustee or the Back-up Servicer (including without limitation any violation of any applicable laws by the Issuer as a result of the transactions contemplated by this Indenture), including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Issuer shall not indemnify the Trustee or the Back-up Servicer if such loss, liability, expense, damage or injury is due to the Trustee's or Back-up Servicer's negligence or willful

                                     -55-                              Indenture
         misconduct, willful misfeasance or bad faith in the performance of duties. Any indemnification pursuant to this Section shall only be payable from the assets of the Issuer in accordance with the priorities specified in Section 12.02(d). The provisions of this indemnity shall run directly to and be enforceable by an injured person subject to the limitations hereof and this indemnification agreement shall survive the termination of this Indenture.

         Upon the occurrence of an Event of Default resulting in an acceleration of maturity of the Notes that has not been rescinded and annulled, the Trustee shall have, as security for the performance of the Issuer under this Section 7.07, a lien ranking senior to the lien of the Notes to the extent set forth in
Section 6.08 hereof with respect to which any claim of the Trustee under this
Section 7.07 arose upon all property and funds held or collected as part of the Collateral by the Trustee in its capacity as such. The Trustee shall not institute any Proceeding seeking the enforcement of such lien against the Collateral unless such Proceeding is in connection with a proceeding in accordance with Article 6 hereof for enforcement of the lien of this Indenture for the benefit of the Holders of the Notes and the Note Insurer secured by such Collateral after the occurrence of an Event of Default (other than an Event of Default due solely to a breach of this Section 7.07) and a resulting declaration of acceleration of maturity of such Notes that has not been rescinded and annulled. All monies so collected by the Trustee shall be applied in accordance with Section 6.08 hereof.

         Section 7.08. Corporate Trustee Required; Eligibility. There shall at all times be a trustee hereunder which shall be a corporation, association or national banking association organized and doing business under the laws of the United States of America or of any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $500,000,000, or be a member of a consolidated bank holding company with a combined capital and surplus of at least $500,000,000, subject to supervision or examination by Federal or state authority and having an office within the United States of America, and, except with respect to the initial Trustee hereunder, which shall have an unsecured commercial paper or other short-term unsecured rating of the highest short-term rating by each Rating Agency, or otherwise acceptable to the Controlling Party. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 7.08, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08, it shall resign immediately in the manner and with the effect hereinafter specified in this
Article 7.

         Section 7.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10 hereof.

         (b) The Trustee may resign at any time by giving 60 days' prior written notice thereof to the Issuer and to each Noteholder and to the Note Insurer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction

                                     -56-                              Indenture
for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, appoint a successor Trustee.

         (c) The Trustee may be removed by the Controlling Party, by notice to the Trustee at any time.

         (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause with respect to the Notes, the Controlling Party shall promptly appoint a successor Trustee. If the Controlling Party shall fail to appoint a successor Trustee within 90 days of notice of removal or resignation, then the Issuer may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

         (e)      The Issuer shall give notice in the manner provided in Section
13.04 hereof of each resignation and each removal of the Trustee and each appointment of a successor Trustee with respect to the Notes to the Noteholders, the Rating Agencies and to the Note Insurer. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         The Trustee shall continue to remain liable for all obligations incurred by it during the time that it served as Trustee hereunder.

         Section 7.10. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Note Insurer and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its reasonable out-of-pocket costs and expenses, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 7.07 hereof. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

         Section 7.11. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto, and notice thereof shall be provided by the Trustee to the Noteholders and to the Note Insurer. In case any Notes have been

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

authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

         Section 7.12. Co-Trustees and Separate Trustees. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Collateral may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Controlling Party, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee and meeting the requirements of Section 7.08 hereof, either to act as co-trustee, jointly with the Trustee of all or any part of such Collateral, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

         Should any written instrument from the Issuer be reasonably required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

         Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                  (a) all rights, powers, duties and obligations under this Indenture in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee under this Indenture shall be exercised solely by the Trustee;

                  (b) the rights, powers, duties and obligations conferred or imposed upon the Trustee by this Indenture in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

                  (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by a Board Resolution, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee

                                     -58-                              Indenture
         without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee that has so resigned or been removed may be appointed in the manner provided in this Section;

                  (d) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such Trustee hereunder nor shall the trustee be liable by reason of any act or omission of any co-trustee or separate trustee selected by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.14 hereof; and

                  (e) any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         Section 7.13. Rights with Respect to the Servicer. The Trustee's rights and obligations with respect to the Servicer shall be governed by the Servicing Agreement.

         Section 7.14. Trustee to Hold Contracts; Trustee Check-In Procedures.
(a) The Trustee shall hold each Contract together with any documents relating thereto that may from time to time be delivered to the Trustee in accordance with this Indenture, until such time as such Contract is released from the Collateral pursuant to the terms of this Indenture.

         (b) In connection with the funding of the Contracts, the Trustee shall perform a check-in of all Contract Files by the applicable Acquisition Date, and shall deliver via facsimile transmission to the Issuer, the Servicer and the Note Insurer a certification in substantially the form attached hereto as Exhibit 7.14(b) to the effect that (except as described on the deficiency report attached thereto (the "Contract Exception Report")) the Trustee has received the Contract Files for each Contract listed on the related Contract Schedule, it is holding such Contracts as Trustee for the benefit of the Noteholders and the Note Insurer and (i) all documents required to be delivered to it pursuant to clauses (a) through (g) of the definition of "Contract File" are in its possession; (ii) such documents have been reviewed by it and do not appear on their face to have been mutilated, damaged, torn or otherwise physically altered and relate to such Contract identified in the Contract Schedule; (iii) based on its examination of the Contract Files, the information set forth in clause (a) of the definition of "Contract Schedule" with respect to such Contract accurately reflects the information on the Contract Schedule; (iv) each Contract appears to have been signed in the name of the related Customer and endorsed in the name of the payee and does not contain any notations on its face that purport to evidence any encumbrances or restrictions on transfer; and
(v) the Contract Exception Report lists all Contracts (x) for which the Trustee does not have all of the items listed in clauses (a) through (g) of the definition of "Contract File," and (y) which were not included on the Contract Schedule.

         (c) The Issuer and the Controlling Party shall resolve any such exceptions to the Controlling Party's satisfaction prior to the applicable Acquisition Date and the Trustee shall not disburse funds to the Issuer in respect of any Contract for which exceptions remain without the prior written consent of the Controlling Party, provided that the Controlling Party's prior consent to any such exception shall not release the Company from its obligations under Section 6.2 of the

                                     -59-                              Indenture

Acquisition Agreement. The Trustee shall be under no duty or obligation to inspect, review or examine the Contracts and other documents to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         (d) With respect to Contracts relating to titled vehicles, (i) the Servicer shall cause to be delivered to the Trustee the applicable items contemplated by clause (h) of the definition of Contract File within the time period provided therein, and (ii) the Trustee shall track the receipt of titles for all such vehicles and shall review all such titles or titling office acknowledgements upon receipt. On or before the 180th day following the Closing Date and each Funding Date, the Trustee shall create a report listing any titles or titling office acknowledgements that are due but have not been delivered and provide such report to the Issuer, the Servicer and the Note Insurer. A title or titling office acknowledgement received by the Trustee shall be deemed to accurately reflect the Trustee's Lien on the related Equipment if it reflects the name "Wells Fargo" or a variation thereof as the first lienholder thereon.

         (e) The Trustee shall hold the originally executed copy of each Contract that constitutes chattel paper for the purposes of the UCC (including the originally executed copy of any document that is a part thereof), together with any documents relating thereto that may from time to time be delivered to the Trustee in accordance with this Indenture, until such time as such Contract is released from the lien of this Indenture or delivered to the Servicer pursuant to the terms hereof or of the Servicing Agreement. The Trustee shall hold the Contracts in the same state as the location of the Corporate Trust Office, which initially is in Minneapolis, Minnesota.

         (f) The Servicer and the Trustee, in its capacity as custodian of the Contract Files shall, upon reasonable notice, permit the Noteholders and the
Note Insurer access to the Contract Files at all reasonable times, upon reasonable notice and during the Servicer's or Trustee's normal business hours. Such access shall be afforded without charge to the Noteholders and the Note Insurer but only upon reasonable request. Any expenses incurred by the Trustee pursuant to this Section 7.14(f) shall be reimbursed to it by the Servicer from the Servicer's own funds.

         Section 7.15. Money for Note Payments to Be Held in Trust. The Trustee agrees, subject to the provisions of this Section, that it will hold all sums held by it for the payment of principal or interest on Notes in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided.

         Any money deposited with the Trustee in trust for the payment of the principal or interest on any Note and remaining unclaimed for three years after such principal or interest has become due and payable shall be paid to the Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, and subject to any applicable statute of limitations, look only to the Issuer for payment thereof, and all liability of the Trustee with respect to such trust money or the related Note shall thereupon cease; provided, however, that the Trustee, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining

                                     -60-                              Indenture
will be repaid to the Issuer. The Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose right to or interest in monies due and payable but not claimed is determinable from the records of the Trustee at the last address as shown on the Note Register for each such Noteholder).

         Section 7.16. Representations and Warranties of the Trustee. The Trustee represents and warrants to the Issuer and the Note Insurer as follows:

         (a) Due Organization. The Trustee is a national banking association in good standing under the laws of the State of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

         (b) Corporate Power. The Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Trustee hereunder.

         (c) Due Authorization. The execution and delivery by the Trustee of this Indenture and the other Transaction Documents to which it is a party, and the performance by the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Trustee, or the performance by the Trustee, of this Indenture and such other Transaction Documents.

         (d) Valid and Binding Indenture. The Trustee has duly executed and delivered this Indenture and each other Transaction Document to which it is a party, and each of this Indenture and each such other Transaction Document constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

         Section 7.17. Waiver and Setoff. The Trustee hereby expressly waives any and all rights of setoff that the Trustee may otherwise at any time have under applicable law with respect to any account and agrees that amounts in the accounts shall at all times be held and applied solely in accordance with the provisions hereof.

         Section 7.18. Control by the Controlling Party. The Trustee shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Controlling Party, except that if any Event of Default shall have occurred and be continuing, the Trustee shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Issuer.

                                     -61-                              Indenture

                                    ARTICLE 8

                 THE RESERVE ACCOUNT AND CLAIMS UNDER THE POLICY

         Section 8.01. Reserve Account. The Issuer agrees, simultaneously with the execution and delivery of this Indenture, to execute and deliver the Master Reserve Account Agreement and, pursuant to the terms thereof, to deposit the Initial Reserve Account Deposit Amount in the Reserve Account on the Closing Date. Although the Issuer has pledged the Reserve Account to the Collateral Agent, pursuant to the Master Reserve Account Agreement, the Reserve Account shall not under any circumstances be deemed to be a part of or otherwise includible in the Issuer or the Collateral.

         Section 8.02. Withdrawals from Reserve Account. In the event that the Monthly Servicer's Report with respect to any Determination Date shall state that the Reserve Account Draw Amount on such Determination Date exceeds zero, then on the Deficiency Claim Date (as defined in the Master Reserve Account Agreement) immediately preceding such Payment Date, the Trustee shall deliver to the Note Insurer, the Fiscal Agent (as such term is defined in the Insurance Agreement), if any, the Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "Deficiency Notice") specifying the Reserve Account Draw Amount for such Payment Date. Such Deficiency Notice shall direct the Collateral Agent to remit such Reserve Account Draw Amount (to the extent of the funds available to be distributed pursuant to the Master Reserve Account Agreement) to the Trustee for deposit in the Distribution Account.

         Any Deficiency Notice shall be delivered by 10:00 a.m., New York City time, on the related Deficiency Claim Date or within one (1) Business Day after receiving the Monthly Servicer's Report. The amounts distributed by the Collateral Agent to the Trustee pursuant to a Deficiency Notice shall be deposited by the Trustee into the Distribution Account as Available Funds for distribution in accordance with Section 12.02(d).

         Section 8.03. The Policy. The Issuer agrees, simultaneously with the execution and delivery of this Indenture, to cause the Note Insurer to issue the Policy for the benefit of the Noteholders in accordance with the terms thereof.

         Section 8.04. Claims Under the Policy. (a) In the event that the Trustee has delivered a Deficiency Notice with respect to any Determination Date, the Trustee shall determine on the related Draw Date whether the amount of Available Funds with respect to such Determination Date (as stated in the Monthly Servicer's Report with respect to such Determination Date) taking into account the amount of the Reserve Account Draw Amount, if any, available to be deposited into the Distribution Account as described in Section 8.02, after giving effect to the payments required by Section 12.02(d)(i) through (iii), is less than the Scheduled Policy Payments for the related Payment Date. If such amount available in the Distribution Account is less than the Scheduled Policy Payments, the Trustee shall furnish to the Note Insurer no later than 12:00 noon New York City time on the related Draw Date a completed Notice of Claim in the amount of the shortfall in amounts so available to pay the Scheduled Policy Payments with respect to such Payment Date (the amount of any such shortfall being hereinafter referred to as the "Policy Claim Amount"). Amounts paid by the
Note Insurer under the Policy shall be deposited by the

                                     -62-                              Indenture

Trustee into the Distribution Account for payment to Noteholders on the related Payment Date (or promptly following payment on a later date as set forth in the Policy).

         (b) Any notice delivered by the Trustee to the Note Insurer pursuant to Section 8.05(a) shall specify the Policy Claim Amount claimed under the Policy and shall constitute a "Notice of Claim" under the Policy. In accordance with the provisions of the Policy, the Note Insurer is required to pay to the Trustee the Policy Claim Amount properly claimed thereunder by 12:00 noon, New York City time, on the later of (i) the third Business Day (as defined in the Policy) following receipt on a Business Day (as defined in the Policy) of the Notice of Claim, and (ii) the applicable Payment Date. Any payment made by the Note Insurer under the Policy shall be applied solely to the payment of the Notes, and for no other purpose.

         (c) The Trustee shall (i) receive as attorney-in-fact of each Noteholder any Policy Claim Amount from the Note Insurer and (ii) deposit the same in the Distribution Account for disbursement to the Noteholders as set forth in clauses (iv) and (v) of Section 12.02(d). Any and all Policy Claim Amounts disbursed by the Trustee from claims made under the Policy shall not be considered payment by the Issuer or from the Reserve Account with respect to such Notes, and shall not discharge the obligations of the Issuer with respect thereto. The Note Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Note Insurer, each Noteholder shall be deemed, without further action, to have directed the Trustee to assign to the
Note Insurer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Note Insurer and the Note Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Policy. Notwithstanding the foregoing, the order of priority of payments to be made pursuant to Section 12.02(d) shall not be modified by this clause (c). To evidence such subrogation, the Note Registrar shall note the Note Insurer's rights as subrogee upon the Note Register upon receipt from the Note Insurer of proof of payment by the Note Insurer of any Scheduled Policy Payment.

         (d) The Trustee shall enforce, on behalf of the Noteholders, the obligations of the Note Insurer under the Policy. Notwithstanding any other provision of this Indenture, the Noteholders are not entitled to institute proceedings directly against the Note Insurer.

         Section 8.05. Preference Claims; Direction of Proceedings. (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Scheduled Policy Payment paid on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Note Insurer, shall comply with the provisions of the Policy to obtain payment by the Note Insurer of such avoided payment, and shall, at the time it provides notice to the Note Insurer, comply with the provisions of the Policy to obtain payment by the Note Insurer, notify Holders of the Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Policy. Pursuant to the terms of the Policy, the Note Insurer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Policy) and not to the Trustee or any Noteholder directly (unless a Noteholder has previously paid such payment to the

                                     -63-                              Indenture
receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Note Insurer will make such payment to the Trustee for payment, in accordance with the instructions to be provided by the Note Insurer, to such Noteholder upon proof of such payment reasonably satisfactory to the Note Insurer).

         (b) Each Notice of Claim shall provide that the Trustee, on its behalf and on behalf of the Noteholders, thereby appoints the Note Insurer as agent and attorney-in-fact for the Trustee and each Noteholder in any legal proceeding with respect to the Notes. The Trustee shall promptly notify the Note Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law of any payment made with respect to the Notes. Each Holder of Notes, by its purchase of Notes, and the Trustee hereby agree that so long as a Note Insurer Default shall not have occurred and be continuing, the Note Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Note Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in
Section 8.04(c), the Note Insurer shall be subrogated to, and each Noteholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

         Section 8.06. Surrender of Policy. The Trustee shall surrender the Policy to the Note Insurer for cancellation upon its expiration in accordance with the terms thereof.

                                    ARTICLE 9

                                   AMENDMENTS

         Section 9.01. Amendments Without Consent of Noteholders. The Issuer, the Servicer, the Trustee and the Back-up Servicer, without the consent of the Holders of any Note but with the consent of the Note Insurer, at any time and from time to time, may enter into one or more amendments hereto, in form satisfactory to the Trustee and the Note Insurer, for any of the following purposes, provided that any such amendment will not have an adverse effect on the Holders, and the Rating Agency Condition shall have been satisfied in connection with any such amendment:

                  (a) to better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property; or

                  (b) to evidence the succession of another Person to the Issuer, and the assumption by such successor of the covenants of the Issuer herein and in the Notes contained, in accordance with Section 11.02(o) hereof; or

                                     -64-                              Indenture

                  (c) to add to the covenants of the Issuer, for the benefit of the Holders of all Notes or to surrender any right or power herein conferred upon the Issuer; or

                  (d) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or

                  (e)      to evidence the succession of the Trustee pursuant to
         Article 7 hereof; or

                  (f) to correct any ambiguity or to correct or supplement any provision of this Indenture which may be inconsistent with another provision of this Indenture.

         The Trustee is hereby authorized to join in the execution of any such amendment and to make any other appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such amendment that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Promptly after the execution by the Issuer, the Servicer, the Trustee and the Back-up Servicer of any amendment pursuant to this Section, the Issuer shall mail to each Noteholder, the Note Insurer, WestLB and each Rating Agency a copy of such amendment, such Opinion of Counsel and such confirmation by such Rating Agency.

         Section 9.02. Amendments and Modifications to Agreement with Consent of Noteholders. (a) With the prior written consent of the Note Insurer, if then the Controlling Party, or by Act of the Noteholders (if the applicable Noteholders are the Controlling Party) delivered to the Issuer and the Trustee, the Issuer, the Servicer, the Trustee and the Back-up Servicer may enter into an amendment or modification of this Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture (other than as described in Section 9.01 hereof); provided, however, that no such amendment shall, without the consent of the Holders of each Outstanding Note affected thereby:

                  (i) change the Stated Maturity Date or the due date of any installment of principal of, or any installment of interest on, any Note, or change the principal amount thereof or the Note Interest Rate or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or

                  (ii) reduce the percentage of the principal amount of Outstanding Notes, the consent of the Holders of which is required for any such amendment, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or Events of Default or their consequences; or

                  (iii) impair or adversely affect the priority or perfection of the interests of the Trustee in the Collateral; or

                  (iv) modify or alter the definition of the terms "Outstanding", "Monthly Interest Distribution Amount", "Interest Distributable Amount" and "Principal Distributable Amount"; or

                                     -65-                              Indenture

                  (v) modify or alter the provisions of Section 6.18(f) hereof; or

                  (vi) modify any of the provisions of this Section 9.02 or any defined term as used in this Section 9.02, except to increase the percentage of Holders required for any modification or waiver or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of each Holder of each Outstanding Note affected thereby; or

                  (vii) permit the creation of any lien ranking prior to, on a parity with, or subordinate to the Lien of this Indenture with respect to any part of the Collateral or, except as expressly provided herein, terminate or release the Lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the Lien of this Indenture; or

                  (viii) modify Section 12.02(d) hereof or any defined terms as used in such Section.

         (b) The Trustee is hereby authorized to join in the execution of any amendments to this Indenture pursuant to clause (a) above and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such amendment that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture. It shall not be necessary for an Act of Noteholders under this Section to approve the particular form of any proposed amendment or supplemental agreement. Promptly after the execution by the Issuer, the Servicer, the Trustee and the Back-up Servicer of any amendment pursuant to this Section, the Issuer shall mail to each Rating Agency, WestLB, the Note Insurer and the Holders of the Notes a copy of such amendment.

         Section 9.03. Execution of Amendments. In executing any amendment permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive upon request, and (subject to Section 7.01 hereof) shall be fully protected in relying in good faith upon, an Opinion of Counsel reasonably acceptable to the Trustee stating that the execution of such amendment is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own duties or immunities under this Indenture or otherwise.

         Section 9.04. Effect of Amendments. Upon the execution of any amendment under this Article, this Indenture shall be modified in accordance therewith, and such amendment shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 9.05. Reference in Notes to Amendments. Notes authenticated and delivered after the execution of any amendment pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such amendment. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such amendment may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                     -66-                              Indenture

         Section 9.06. Amendment as to Registered Form. Notwithstanding anything to the contrary contained in Sections 9.01 and 9.02 hereof, no amendment shall be entered into by the parties to this Indenture which would result in the Notes not to be in registered form in accordance with Section 163(f) of the Internal Revenue Code of 1986, as amended, unless the Issuer obtains an Opinion of Counsel reasonably acceptable to the Controlling Party to the effect that the failure of the Notes to be in registered form will not result in adverse federal tax consequences.

                                   ARTICLE 10

                               REDEMPTION OF NOTES

         Section 10.01. Redemption at the Option of the Issuer; Election to Redeem. The Issuer shall have the option to redeem all (but not less than all) of the Outstanding Notes, on any Payment Date on which the aggregate principal amount of the Outstanding Notes, after giving effect to any payments to be made on such date, is ten percent (10%) or less of the aggregate principal amount of the Notes as of the Closing Date.

         The Issuer shall set the Redemption Date and the Redemption Record Date for the Notes and give notice thereof to the Trustee pursuant to Section 10.02 hereof.

         Installments of interest and principal that are due regarding the Notes on or prior to the Redemption Date shall continue to be payable to the Holders of such Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of Section 2.08 hereof. The election of the Issuer to redeem the Notes pursuant to this Section shall be evidenced by a Board Resolution directing the Trustee to make the payment of the Redemption Price on all of the Notes from monies deposited with the Trustee pursuant to
Section 10.02 hereof.

         Section 10.02. Notices; Deposit of Redemption Price. In the case of any redemption pursuant to Section 10.01 hereof, the Issuer, at least 15 days prior to the Redemption Date, (a) shall notify the Trustee and the Noteholders and the
Note Insurer of such Redemption Date, (b) shall give to the Trustee and the Note Insurer such evidence, if any, as the Trustee or the Note Insurer may reasonably request as to the ability of the Issuer to pay the Redemption Price and (c) shall deposit into the Redemption Account on or before the Business Day prior to the Redemption Date an amount equal to (i) the Redemption Price of all Notes to be redeemed on such Redemption Date plus (ii) any fees due hereunder plus (iii) any other amounts due and owing under the Transaction Documents, including but not limited to amounts due and owing to the Note Insurer. To the extent the Issuer deposits the Redemption Price into the Redemption Account prior to the Redemption Date, the Lien of the Trustee in the Collateral shall without further action on the part of any Person, be deemed to be released and the obligations of the Issuer, except as otherwise provided herein, under this Indenture shall have been discharged.

         Section 10.03. Notice of Redemption by the Issuer. Upon receipt of such notice and such deposit set forth in Section 10.02 hereof, the Trustee shall provide notice of redemption pursuant to Section 10.01 hereof by overnight courier, postage prepaid, mailed no later than the Business Day following the date on which such deposit was made, (i) to each Holder of Notes listed on the

                                     -67-                              Indenture

Note Register as of the Redemption Record Date, at such Holder's address as listed in the Note Register and (ii) to the Note Insurer.

         All notices of redemption shall state:

                  (a)      the applicable Redemption Date;

                  (b)      the applicable Redemption Price;

                  (c)      the applicable Redemption Record Date;

                  (d) that on such Redemption Date, the Redemption Price will become due and payable upon each such Note, and that interest thereon shall cease to accrue on such date; and

                  (e)      that the Notes must be surrendered in accordance with
         Section 2.08(c) hereof.

         Notice of redemption of Notes shall be given by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

         Section 10.04. Notes Payable on Redemption Date. Notice of redemption having been given as provided in Section 10.03 hereof, the Notes to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price and on such Redemption Date such Notes shall cease to bear interest, except as provided below. The Holders of such Notes as of the Redemption Record Date shall be paid the Redemption Price by the Trustee on behalf of the Issuer; provided, however, that installments of principal and interest that are due regarding such Notes on or prior to such Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Record Dates according to their terms and the provisions of Section 2.08 hereof.

         If the Holders of any Note called for redemption shall not be so paid, the principal on such Notes shall, until paid, bear interest from the applicable Redemption Date at the related Note Interest Rate; provided, however, that such principal of such Notes shall cease to bear interest to the extent that an amount equal to the Redemption Price of all such Notes is on deposit in the Redemption Account.

                                   ARTICLE 11

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 11.01. Representations and Warranties. The Issuer hereby makes the following representations and warranties for the benefit of the Trustee and the Noteholders and the Note Insurer on which the Trustee and the Noteholders and the Note Insurer shall rely. Except as specifically provided herein, such representations and warranties were made as of the Closing

                                     -68-                              Indenture

Date and will be made as of each Funding Date, and shall survive the pledge of the Collateral to the Trustee.

         (a) Organization and Good Standing. The Issuer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and each other state where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not have a Material Adverse Effect.

         (b) Authorization. The Issuer has the power, authority and legal right to execute, deliver and perform under the terms of the Transaction Documents and the execution, delivery and performance of the Transaction Documents have been duly authorized by the Issuer by all necessary limited liability company action.

         (c) Binding Obligation. Each of the Transaction Documents to which the Issuer is a party, assuming due authorization, execution and delivery by the other parties thereto, constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms except that
(A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

         (d) No Violation. The consummation of the transactions contemplated by the fulfillment of the terms of the Transaction Documents will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of formation or the limited liability company agreement of the Issuer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of the Transaction Documents, or violate any law, or any material order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.

         (e) No Proceedings. There are no Proceedings or investigations to which the Issuer, or any of the Issuer's Affiliates, is a party pending, or, to the knowledge of the Issuer, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of any Transaction Document, (ii) seeking to prevent the issuance of any of the Notes or the consummation of any of the transactions contemplated by any Transaction Document, or (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, any Transaction Document or (iv) materially affecting the Collateral.

         (f) Approvals. All approvals, authorizations, consents, orders or other actions of any Person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Transaction Documents and with the valid and proper

                                     -69-                              Indenture
authorization, issuance and sale of the Notes pursuant to this Indenture (except approvals of State securities officials under the Blue Sky Laws) have been taken.

         (g) Name and Place of Business. The Issuer's legal name is as set forth in this Indenture. The Issuer has not used or done business under any other name in the previous five-year period. The Issuer's principal place of business and chief executive office is located at 3455 S. 344 Way, Federal Way, WA 98001, or at such other location where all action required by Section 11.02(f) hereof shall have been taken place with respect to the Collateral. The Issuer has not used any other address in the previous five-year period. The Issuer's jurisdiction of formation is Delaware.

         (h) Transfer and Assignment. Upon the delivery to the Trustee of the Contracts and the filing of the financing statements described in Sections
4.01 hereof, the Trustee for the benefit of the Noteholders and the Note Insurer will have a first priority perfected security interest in the Receivables, the Contracts and the other related Assets and in the proceeds thereof, except for Liens permitted under Section 11.02(a) hereof and limited to the extent set forth in Section 9-315 of the UCC as in effect in the applicable jurisdiction. All filings (including, without limitation, UCC filings) as are necessary in any jurisdiction to perfect the ownership or other interest of the Trustee in the Collateral, including the transfer of the Contracts and the payments to become due thereunder, have been made.

         (i) Parent of the Issuer. The Company is the registered owner of all of the issued and outstanding membership interests of the Issuer, all of which membership interests have been validly issued, and are fully paid and nonassessable.

         (j) Acquisition Agreement. The Issuer hereby restates and makes each of the representations and warranties made by the Company in Section 3.02(b) of the Acquisition Agreement.

         (k) Bulk Transfer Laws. The transfer, assignment and conveyance of the Contracts, the rights and interests (whether an interest for security or otherwise) in the related Equipment and the Receivables (i) by the applicable Existing Broker, if any, to the Company, (ii) by the Company to the Issuer pursuant to the Acquisition Agreement and (iii) by the Issuer pursuant to this Indenture are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

         (l) Solvency. Neither on the date of the transactions contemplated by the Transaction Documents or immediately before each Funding Date, nor as a result of the transactions, will the Issuer:

                  (A) be insolvent such that the sum of its debts is greater than all of its respective property, at a fair valuation;

                  (B) be engaged in, or about to engage in, business or a transaction for which any property remaining with the Issuer will be an unreasonably small capital or the remaining assets of the Issuer will be unreasonably small in relation to its respective business or the transaction; and

                                     -70-                              Indenture

                  (C) have intended to incur, or believed it would incur, debts that would be beyond its respective ability to pay as such debts mature or become due. The Issuer's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

         (m) Tax Returns. All tax returns or extensions required to be filed by the Issuer in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Issuer, or upon any of the respective properties, income or franchises shown to be due and payable on such returns have been paid. All such tax returns are true and correct and the Issuer has no knowledge of any proposed additional tax assessment against it in any material amount nor of any basis therefor. The provisions for taxes on the books of the Issuer are in accordance with generally accepted accounting principles.

         (n) Reporting. The Issuer will treat the acquisition of the Receivables related to the Contracts and the security interest in the related Equipment as an absolute conveyance from the Company to the Issuer on its books and records.

         (o)      Subsidiaries. The Issuer has no subsidiaries.

         (p) Pension Plans. The Issuer is not a party to any pension plan or profit sharing plan.

         (q) Full Disclosure. The Memorandum fairly describes, in all material respects, the Issuer. The Memorandum, and the documents, certificates or other writings delivered to each investor in the Notes, by or on behalf of the Issuer in connection with the transactions contemplated by the Transaction Documents, taken as a whole, do not contain any untrue statement of a material fact with respect to an investment in the Notes or omit to state any material fact with respect to an investment in the Notes necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in one of the documents, certificates or other writings delivered to each investor in the Notes, there has been no change in the financial condition, operations, business, properties or prospects of the Issuer or the Collateral, except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Issuer that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to each investor in the Notes by or on behalf of the Issuer specifically for use in connection with the transactions contemplated by the Transaction Documents.

         (r) Expenses of Enforcement. To the extent not otherwise previously paid under the Transaction Documents, including under Section 6.08 hereof, the Issuer will pay to the Holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such Holder incurred in any enforcement or collection under this Indenture and the other Transaction Documents, including, without limitation, reasonable attorney's fees, expenses and disbursements.

                                     -71-                              Indenture

         (s) Contracts. The Issuer does hereby represent and warrant that all representations and warranties of the Issuer made under each of the Transaction Documents with respect to the Contracts are true and correct on the date as of which such representations and warranties were originally made and such representations and warranties are true as of the Closing Date and will be true as of each Funding Date. As of the Closing Date, the Contracts identified on the Officer's Certificate of the Issuer in the form of Exhibit 11.01(s) attached hereto dated the Closing Date are all of and the only Contracts in the Collateral.

         (t) No Margin Transactions. None of the transactions contemplated in the Transaction Documents (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Securities and Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Issuer does not own or intend to carry or purchase any "margin security" within the meaning of said Regulation U.

         (u) Perfection Representations. The additional representations and warranties set forth on Schedule 11.01(u) are true and correct.

         Section 11.02. Covenants. The Issuer hereby makes and confirms the following covenants for the benefit of the Trustee and the Noteholders and the
Note Insurer, on which the Trustee and the Noteholders and the Note Insurer rely. Such covenants are hereby made as of the Closing Date and shall survive the pledge of the Collateral to the Trustee.

         (a) No Liens. Except as provided in this Indenture, the Issuer will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any portion of the Collateral now existing or hereafter created, or any interest therein prior to the termination of this Indenture pursuant to Section 5.01 hereof; the Issuer will notify the Trustee and the Note Insurer of the existence of any Lien on any portion of the Collateral immediately upon discovery thereof, and the Issuer shall defend the right, title and interest of the Trustee in, to and under all portions of the Collateral now existing or hereafter created, against all claims of third parties claiming through or under the Issuer; provided, however, that nothing in this Section 11.02(a) shall prevent or be deemed to prohibit the Issuer from suffering to exist upon any of the Equipment any Liens for municipal or other local taxes and other governmental charges owed by the Issuer or a Customer if such taxes or governmental charges shall not at the time be due and payable or if the Issuer (with the consent of the Trustee) or related Customer shall currently be contesting the validity thereof in good faith by appropriate proceedings and the Issuer shall have set aside on its books adequate reserves with respect thereto.

         (b) Delivery of Collections. The Issuer agrees to hold in trust and promptly pay to the Servicer all amounts received by the Issuer in respect of the Collateral (other than amounts distributed to or for the benefit of the Issuer pursuant to Article 12 hereof).

         (c) Obligations with Respect to Contracts. The Issuer will duly fulfill all obligations on its part to be fulfilled under or in connection with each Contract and will do nothing to impair the rights of the Trustee (for the benefit of the Noteholders and the Note Insurer) in the Receivables, the Contracts or any other portion of the Collateral. As long as there is no event of

                                     -72-                              Indenture
default under the applicable Contract, the Issuer will not disturb the Customer's quiet and peaceful possession of the related Equipment and the Customer's unrestricted use thereof for its intended purpose.

         (d) Compliance with Law. The Issuer will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Collateral or any part thereof; provided, however, that the Issuer may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Trustee (for the benefit of the Noteholders and the Note Insurer) in the Collateral. The Issuer will comply, in all material respects, with all requirements of law applicable to the Issuer.

         (e) Preservation of Security Interest. The Issuer shall execute and file such continuation statements and any other documents which may be required by law to fully preserve and protect the first priority perfected security interest of the Trustee (for the benefit of the Noteholders and the Note Insurer) in the Collateral.

         (f) Maintenance of Office, etc. The Issuer will not, without providing 30 days' prior notice to the Trustee and the Note Insurer and without filing any new financing statement or amendments to any previously filed financing statements as the Trustee or the Note Insurer may require or as may be required in order to maintain the Trustee's first priority perfected security interest in the Collateral, (a) change its state of formation or (b) change its name, identity or structure in any manner which would make any financing statement or continuation statement filed against the Issuer in accordance with the Servicing Agreement or this Indenture seriously misleading within the meaning of Section 9-506 of any applicable enactment of the UCC.

         (g) Further Assurances. The Issuer will make, execute or endorse, acknowledge, and file or deliver to the Trustee and the Note Insurer from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral, as the Trustee or the Note Insurer may request and reasonably require.

         (h) Notice of Liens. The Issuer shall notify the Trustee and the Back-up Servicer and the Note Insurer promptly after becoming aware of any Lien on any portion of the Collateral, except for any Permitted Liens on Equipment for municipal or other local taxes if such taxes shall not at the time be due or payable without penalty.

         (i)      Activities of the Issuer. The Issuer (a) shall engage in only
(1) the acquisition, ownership, leasing, selling and pledging of the property acquired by the Issuer pursuant to the Acquisition Agreement and this Indenture, and causing the issuance of, receiving and selling the Notes issued pursuant to this Indenture and (2) the exercise of any powers permitted to limited liability companies under the limited liability company law of the State of Delaware which are incidental to the foregoing or necessary to accomplish the foregoing; (b) will (1) maintain its books and records separate from the books and records of any other entity, (2) maintain separate bank accounts and no funds of the Issuer shall be commingled with funds of any other entity other than temporary commingling as contemplated by the Transaction Documents, (3) keep in full effect its existence, rights and franchises as a limited liability company under the laws of the

                                     -73-                              Indenture

State of Delaware, and will obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, and (4) operate its business generally so as not to be substantively consolidated with any of its Affiliates; and (c) will not (1) dissolve or liquidate in whole or in part, (2) own any subsidiary or lend or advance any moneys to, or make an investment in, any Person, (3) make any capital expenditures, (4) (A) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (B) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets,
(C) make a general assignment for the benefit of creditors, or (D) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing,
(5) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person, (6) merge or consolidate with any other Person, except as permitted pursuant to Section 11.02(n) hereof, (7) engage in any other action that bears on whether the separate legal identity of the Issuer will be respected, including without limitation (A) holding itself out as being liable for the debts of any other party or (B) acting other than in its name and through its duly authorized officers or agents, or (8) create, incur, assume, or in any manner become liable in respect of any indebtedness other than trade payables and expense accruals incurred in the ordinary course of business and which are incidental to its business purpose. Notwithstanding the foregoing, (i) before any additional indebtedness (other than pursuant to the Transaction Documents) is incurred by the Issuer, the Rating Agency Condition shall have been satisfied and the Issuer shall have obtained the prior written consent of the Controlling Party, and (ii) nothing in this Section or in any other part of this Indenture or any other Transaction Document shall apply to or limit the obligations of the Issuer under the Note Purchase Agreement or the Insurance Agreement.

         (j) Managers. The Issuer agrees that at all times, the Issuer shall have at least two Independent Managers (as defined in the limited liability company agreement of the Issuer); provided, however, that (a) such Independent Managers may also be independent officers and (b) such Independent Managers and such independent officers may serve in similar capacities for other "special purpose entities" formed by the Company or Affiliates of the Company.

         (k) Consolidated Return. For Federal income tax purposes, the Issuer is disregarded as an entity separate from the Company or the owner of the Company and all of the income and expenses of the Issuer will be included in the federal income tax return of the Company for federal income tax purposes at all times until termination of this Indenture.

         (l) Security Interest in the Equipment. The Issuer warrants that it owns or has a valid first priority perfected security interest in the Equipment (except that Equipment valued at less than fifteen thousand dollars ($15,000) and related to a Contract characterized by the Company as a true lease will not be perfected) and that it will defend its security interest in such Equipment against all Persons, claims and demands whatsoever. The Issuer shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of its interest in the Equipment, except as permitted under this Indenture.

                                     -74-                              Indenture

         (m) Enforcement of Servicing Agreement and Acquisition Agreement. The Issuer will take all actions necessary, and diligently pursue all remedies available to it, to enforce the obligations of the Servicer under the Servicing Agreement and the Company under the Acquisition Agreement (and, in the case of the Acquisition Agreement, maintain the perfection of its interests thereunder).

         (n) Issuer May Consolidate, etc., Only on Certain Terms. The Issuer shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless it obtains the prior written consent of the Controlling Party.

         (o) Successor Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 11.02(n) hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein upon the execution of an assignment and assumption agreement by such Person. In the event of any such conveyance or transfer, the Person named as the "Issuer" in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Article shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under this Indenture and may be dissolved, wound-up and liquidated at any time thereafter.

         (p) Use of Proceeds. The proceeds received by the Issuer on the Closing Date from the sale of the Notes, and the proceeds received by the Issuer on each Funding Date from the related Funding, will be used by the Issuer (i) in the case of the Closing Date (A), to pay any amounts owing under the Warehouse and Security Agreement dated as of December 14, 2001 among the Issuer, Financial Pacific Company, Financial Pacific Leasing, LLC, Wells Fargo Bank Minnesota, National Association, and Westside Funding Corporation, (B) to pay the expenses associated with this transaction, (C) to make the required deposits to the Reserve Account, the Prefunding Account and the Negative Carry Account, (ii) in the case of a Funding, to acquire Contracts from the Company and make the required deposit to the Reserve Account pursuant to Section 4.02(e) hereof, and
(iii) for general business purposes.

         (q) Investment Company Act of 1940. The Issuer will at all times conduct its operations in a manner which will not subject it to registration as an "investment company" under the Investment Company Act of 1940, as amended. The Issuer will not issue or register the transfer of any of its membership interests if immediately after such issuance or transfer there would be more than 100 beneficial owners (within the meaning of the Investment Company Act of 1940, as amended) of (i) the Notes, (ii) the membership interests of the Issuer and (iii) all other securities of the Issuer.

         (r) Transactions with Affiliates. The Issuer will not enter into or cause, suffer or permit to exist any arrangement or contract with any of its Affiliates unless such arrangement or contract is fair and equitable to the Issuer, is commercially reasonable and is an arrangement or contract no less favorable to the Issuer than generally available on an arms-length basis in

                                     -75-                              Indenture
transactions with third parties; provided that this sentence shall not apply to or limit the obligations of the Issuer under the Note Purchase Agreement or the Insurance Agreement.

         (s) Notice of Defaults, Events of Default, Servicer Events of Default and Trigger Events. Upon the Issuer's obtaining knowledge of the occurrence of any Default, Event of Default, Servicer Event of Default or Trigger Event, the Issuer shall within one Business Day of obtaining such knowledge notify the Trustee, WestLB, each Rating Agency and the Note Insurer of such occurrence.

         (t) Subsidiary. The Issuer will not take any action to cause the Issuer to no longer be a wholly-owned subsidiary of the Company.

         (u) Maintenance of Ratings. The Issuer will provide each Rating Agency with any information reasonably requested by such Rating Agency in order to maintain the ratings on the Notes.

         (v) Rule 144A Transfers. The Issuer will deliver with reasonable promptness any financial or other information that a Holder may reasonably request from time to time to permit such Holder to comply with the requirements of Rule 144A in connection with the resale of Notes by such Holder.

         (w) Dividends. The Issuer will not pay dividends to any Person, except with funds received pursuant to clause (xi) of Section 12.02(d) hereof.

         (x) Tax Treatment. The Issuer will treat the Notes as indebtedness for federal, state and local tax purposes.

         (y) Annual Statement as to Compliance. The Issuer will deliver to the Trustee and the Note Insurer, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 2003), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (a) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         (z)      Opinions as to Pledged Collateral.

                  (a) On the Closing Date, the Issuer shall furnish to the Trustee and the Note Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to

                                     -76-                              Indenture
         the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee, for the benefit of the Noteholders and the Note Insurer, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (b) Within 120 days after the beginning of each calendar year, beginning with the calendar year beginning January 1, 2004, the Issuer shall furnish to the Trustee and the Note Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until January 30 in the following calendar year.

         Section 11.03. Other Matters as to the Issuer.

         (a) Limitation on Liability of Directors, Officers, or Employees of the Issuer. (a) Except as provided elsewhere in this Indenture, the directors, managers, officers, or employees of the Issuer shall not be under any personal liability to the Trustee, the Noteholders, the Servicer, the Note Insurer or any other Person hereunder or pursuant to any documents delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issuance of the Notes, except with respect to liability resulting from the fraudulent or willful misconduct of any such director, manager, officer or employee. The Issuer and any director, manager, officer, employee or agent of the Issuer may rely in good faith on the advice of counsel or on any documents of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         (b) Parties Will Not Institute Insolvency Proceedings. During the term of this Indenture and for one year and one day after the termination hereof, none of the parties hereto or any Affiliate thereof (other than the Trustee acting pursuant to the direction of the Controlling Party) will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer.

                                     -77-                              Indenture

                                   ARTICLE 12

                            ACCOUNTS AND ACCOUNTINGS

         Section 12.01. Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall, upon request from the Servicer, provide the Servicer with sufficient information regarding the amount of collections with respect to the Contracts received by the Trustee in the Distribution Account and the other accounts held in the name of the Trustee to permit the Servicer to perform its duties under the Servicing Agreement. The Trustee shall hold all such money and property so received by it as part of the Collateral and shall apply it as provided in this Indenture. If any Contract becomes a Defaulted Contract, the Trustee, upon the request of the Issuer or the Servicer may, and upon the request of the Controlling Party shall, take such action as may be appropriate to enforce payment or performance of such Contract, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in
Article 6 hereof.

         Section 12.02. Collection Account; Distribution Account; Redemption Account. (a) The Servicer represents and warrants that it has established an account (the "Collection Account") in the name of the Trustee at the bank holding the initial Lockbox Account, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Note Insurer, for the receipt of (i) payments remitted to the Trustee by the Servicer or the Issuer and amounts transferred from the Lockbox Account in accordance with Section 4.02(b) of the Servicing Agreement, and (ii) any Reinvestment Income with respect to the Collection Account. Funds in the Collection Account shall not be commingled with any other monies. On each Determination Date, the Servicer shall cause all amounts in the Collection Account constituting Available Funds with respect to the related Payment Date to be transferred to the Distribution Account.

         The Issuer represents and warrants that it has established a trust account (the "Distribution Account") in the name of the Trustee for the benefit of the Noteholders and the Note Insurer, for the receipt of (i) amounts transferred from the Reserve Account in accordance with Section 8.02 hereof,
(ii) amounts transferred from the Prefunding Account in accordance with Section 12.04(d) hereof, (iii) amounts transferred from the Negative Carry Account in accordance with Section 12.05(d) hereof, (iv) payments on the Policy in accordance with Article 8 hereof, (v) amounts transferred from the Collection Account in accordance with the preceding paragraph, (vi) Purchase Prices, (vii) amounts transferred from the Revenue Tax Account in accordance with Section
12.06 hereof, and (viii) any Reinvestment Income with respect to the Distribution Account. Funds in the Distribution Account shall not be commingled with any other monies. All payments to be made from time to time by the Issuer to the Noteholders out of funds in the Distribution Account pursuant to this Indenture shall be made by the Trustee. All monies deposited from time to time in the Distribution Account pursuant to this Indenture shall be held by the Trustee as part of the Collateral as herein provided.

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

         (b) Funds on deposit in the Collection Account shall be invested by the bank holding the Collection Account, at the direction of the Servicer, in Eligible Investments. Upon an Issuer Order (which may be a standing order), the Trustee shall invest the funds in the Distribution Account, in Eligible Investments. The Issuer Order shall specify the Eligible Investments in which the Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No Eligible Investment in the Collection Account shall mature later than the second Business Day preceding the next following Determination Date and shall not be sold or disposed of prior to its maturity. No Eligible Investment in the Distribution Account shall mature later than the second Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity. In the absence of an Issuer Order, the Trustee shall invest funds in the Distribution Account in Eligible Investments described in clause (d) of the definition thereof. All investments by the Trustee in Eligible Investments shall be made in the name of the Trustee for the benefit of the Noteholders and the Note Insurer. Any funds in the Distribution Account not so invested by the Trustee must be insured by the Federal Deposit Insurance Corporation.

         (c) Any income or other gain from investments in Eligible Investments as outlined in (b) above shall be credited to the Collection Account or the Distribution Account, as the case may be, and any loss resulting from such investments shall be charged to such account; provided, however, that the Issuer shall make or cause to be made no later than the applicable Determination Date a deposit to the Collection Account or the Distribution Account, as the case may be, to the extent of any losses therein. Except as otherwise specifically set forth herein, the Trustee shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this Section 12.02 (other than in its capacity as obligor under any Eligible Investment).

         (e) On each Payment Date, after making all transfers and deposits to the Distribution Account referred to in Section 12.02(a) hereof, the Trustee shall withdraw all Available Funds (and with respect to item (iv) below (for the Monthly Interest Distributable Amount) and item (v) below, all amounts paid by the Note Insurer under the Policy) from the Distribution Account, and shall make the following disbursements in the following order:

                  (i) to the Trustee and the Back-up Servicer, the Trustee Fee, the Back-up Servicer Fee, any reasonable Transition Expenses then due (provided that the aggregate amount of Transition Expenses that may be paid pursuant to this clause (i) for all periods since the Closing Date shall not exceed seventy-five thousand dollars ($75,000)) and any reasonable out-of-pocket expenses of the Trustee (provided that the aggregate amount of out-of-pocket expenses of the Trustee that may be paid pursuant to this clause (i) for all periods since the Closing Date shall not exceed seventy-five thousand dollars ($75,000));

                  (ii) to the Servicer, the sum of (A) the Servicer Fee then due (and any previously unpaid Servicer Fees) and (B) the amount of the revenue taxes imposed by the State of Washington on the receipt of lease payments with respect to the related Due Period;

                  (iii) to the Note Insurer, the Premium then due and any previously unpaid Premiums;

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

                  (iv)     to the Noteholders, the Interest Distributable
         Amount;

                  (v)      to the Noteholders, the Principal Distributable
         Amount;

                  (vi) to the Note Insurer, (A) reimbursement of any amounts paid under the Policy and (B) any other amounts owing to the Note Insurer under the Insurance Agreement;

                  (vii) if so directed by the Controlling Party, on each Payment Date following the occurrence of a Trigger Event, to the Noteholders, any remaining amounts as a payment of principal until the Notes are paid in full;

                  (viii) to transfer to the Reserve Account any remaining amounts until the amounts on deposit in the Reserve Account equal the Required Reserve Account Balance;

                  (ix) to the Trustee, the Back-up Servicer and any successor Servicer, any other amounts due them under any of the Transaction Documents and not previously reimbursed above or otherwise paid under the Transaction Documents;

                  (x) to the Servicer, any other amounts due under any of the Transaction Documents and not previously reimbursed above or otherwise paid under the Transaction Documents; and

                  (xi)     to the Issuer, any remaining amounts.

         (e) The Trustee represents and warrants that it has established a trust account at the Corporate Trust Office (the "Redemption Account") in the name of the Trustee for the benefit of Noteholders and the Note Insurer, for the receipt of the Redemption Price of any Notes to be redeemed (plus any other amounts due and owing under the Transaction Documents) in accordance with
Article 10 hereof. On any Redemption Date, the Trustee shall withdraw the applicable Redemption Price from the Redemption Account and shall remit the Redemption Price to the applicable Noteholders in accordance with Section 10.04 hereof. Upon an Issuer Order, the Trustee shall invest funds in the Redemption Account in Eligible Investments that mature no later than two Business Days prior to the relevant Redemption Date. In the absence of an Issuer Order, the Trustee shall invest funds in the Redemption Account in Eligible Investments described in clause (d) of the definition thereof. All investments by the Trustee in Eligible Investments shall be made in the name of the Trustee for the benefit of the Noteholders and the Note Insurer. Any monies deposited in the Redemption Account for purposes of redeeming Notes pursuant to Article 10 hereof shall, subject to Section 7.16 hereof, remain in the Redemption Account until used to redeem such Notes.

         Section 12.03. Reserve Account. Pursuant to the Master Reserve Account Agreement, an account (the "Reserve Account") has been established with a bank as set forth therein for the benefit of the Noteholders. On the Closing Date, the Issuer shall cause the Trustee to deposit the Initial Reserve Account Deposit Amount from the proceeds of the sale of the Notes to the Reserve Account. On each Payment Date thereafter, the Reserve Account shall be funded up to the Required Reserve Account Balance from amounts available in the Distribution Account in

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

accordance with Section 12.02(d) hereof. On each Funding Date, the Funding Date Reserve Account Deposit Amount shall be transferred from the Prefunding Account to the Reserve Account in accordance with Section 12.04(d) hereof.

         Section 12.04. Prefunding Account. (a) The Trustee represents and warrants that it has established a trust account at its Corporate Trust Office (the "Prefunding Account") in the name of the Trustee for the benefit of the Noteholders and the Note Insurer. On the Closing Date, the Issuer shall cause the Trustee to deposit into the Prefunding Account the Initial Prefunding Account Deposit Amount.

         (b) Upon an Issuer Order (which may be a standing order), the Trustee shall invest all or a portion of the funds in the Prefunding Account in one or more Eligible Investments. In the absence of an Issuer Order, the Trustee shall invest funds in the Prefunding Account in Eligible Investments described in clause (d) of the definition thereof. All income or other gain from such investments shall be credited to such Prefunding Account and any loss resulting from such investments shall be charged to such Prefunding Account; provided, however, that the Issuer shall make or cause to be made on any Determination Date a deposit to the Prefunding Account to the extent of any losses therein. Such investments shall be made in the name of the Trustee for the benefit of the Noteholders and the Note Insurer.

         (c) If any amounts invested as provided in Section 12.04(b) hereof shall be needed for disbursement from the Prefunding Account as set forth in
Section 12.04(d) hereof, the Trustee shall cause such investments of such Prefunding Account to be sold or otherwise converted to cash to the credit of such Prefunding Account. The Trustee shall not be liable for any investment loss resulting from investment of money in the Prefunding Account in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment).

         (d) Disbursements from the Prefunding Account shall be made, to the extent funds therefor are available, only as follows:

                  (i) on each Funding Date, the Servicer shall instruct the Trustee in writing to withdraw (and the Trustee shall so withdraw) from the Prefunding Account and, subject to the satisfaction of the conditions set forth in Sections 3.01 and 4.02 hereof, to distribute (and the Trustee shall so distribute) amounts on deposit in the Prefunding Account first to make a deposit in the Reserve Account in an amount equal to the Funding Date Reserve Account Deposit Amount, and second to or at the direction of the Issuer in order to fund the acquisition by the Issuer of additional Contracts pursuant to the Acquisition Agreement, provided that the amount distributed to or at the direction of the Issuer pursuant to this clause (i) on a Funding Date for the acquisition of Contracts shall not exceed sixty-nine percent (69%) of the Funding IPB of such Contracts;

                  (ii) if the amount in the Prefunding Account has not been reduced to zero on the Payment Date on or immediately following the end of the Funding Period after giving effect to any reductions in the Prefunding Account on such Payment Date pursuant to clause (i) above, the Servicer shall instruct the Trustee in writing to withdraw (and the Trustee shall so withdraw) from the Prefunding Account on such Payment Date all

                                     -81-                              Indenture
         amounts remaining on deposit in the Prefunding Account (excluding any Reinvestment Income in such account) and to pay such amounts to the Noteholders as principal on the Notes; and

                  (iii) on each Payment Date, the Trustee shall withdraw funds representing Reinvestment Income from the Prefunding Account, pursuant to instructions in the Monthly Servicer's Report, and deposit such funds in the Distribution Account, for disbursement in accordance with the provisions of Section 12.02(d) hereof.

         Section 12.05. Negative Carry Account. (a) The Trustee represents and warrants that it has established a trust account at its Corporate Trust Office (the "Negative Carry Account") in the name of the Trustee for the benefit of the Noteholders and the Note Insurer. On the Closing Date, the Issuer shall deposit the Initial Negative Carry Account Deposit Amount into the Negative Carry Account.

         (b) Upon an Issuer Order (which may be a standing order), the Trustee shall invest all or a portion of the funds in the Negative Carry Account in one or more Eligible Investments. In the absence of an Issuer Order, the Trustee shall invest funds in the Negative Carry Account in Eligible Investments described in clause (d) of the definition thereof. All income or other gain from such investments shall be credited to such Negative Carry Account and any loss resulting from such investments shall be charged to such Negative Carry Account; provided, however, that the Issuer shall make or cause to be made on any Determination Date a deposit to the Negative Carry Account to the extent of any losses therein. Such investments shall be made in the name of the Trustee for the benefit of the Noteholders and the Note Insurer.

         (c) If any amounts invested as provided in Section 12.05(b) hereof shall be needed for disbursement from the Negative Carry Account as set forth in
Section 12.05(d) hereof, the Trustee shall cause such investments of such Negative Carry Account to be sold or otherwise converted to cash to the credit of such Negative Carry Account. The Trustee shall not be liable for any investment loss resulting from investment of money in the Negative Carry Account in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment).

         (d) Disbursements from the Negative Carry Account shall be made, to the extent funds therefor are available, only as follows:

                  (i) On each Payment Date during the Funding Period, the Servicer shall direct the Trustee to transfer from the Negative Carry Account to the Distribution Account an amount equal to the excess of the amount on deposit in the Negative Carry Account over the Required Negative Carry Account Balance, after giving effect to any reductions in the Prefunding Account on such date pursuant to Section 12.04(d) hereof; and

                  (ii) All amounts on deposit in the Negative Carry Account shall be transferred on the last Payment Date in the Funding Period (or, if earlier, on the first Payment Date following the occurrence of a Trigger Event if the Funding Period has ended pursuant to clause (a) of the definition of Funding Period) to the Distribution Account for disbursement as described in Section 12.02(d) hereof.

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

         Section 12.06. Revenue Tax Account. (a) If the product of (i) the tax rate imposed by the State of Washington on the income earned on leases characterized for tax purposes as conditional sales and (ii) the apportionment ratio relating to such tax rate increases above one hundred ninety-five basis points (1.95%), the Servicer shall establish an account (the "Revenue Tax Account") at an eligible bank and shall fund the Revenue Tax Account with the difference between (i) the estimated total tax due over the remaining life of the Collateral calculated based on the such tax rate minus (ii) the estimated total tax due over the remaining life of the Collateral calculated based on a tax rate of three percent (3%) and a sixty-five percent (65%) apportionment ratio. On each Payment Date after the funding of the Revenue Tax Account, the Servicer shall direct the Trustee to transfer from the Revenue Tax Account to the Distribution Account an amount equal to the difference between the tax due in such period based on the new tax rate and the new apportionment ratio versus the amount that would have been due based on a tax rate of three percent (3%) and a sixty five percent (65%) apportionment ratio. From and after the date on which the Revenue Tax Account is established, the Note Insurer shall verify the mathematical accuracy of the Servicer's calculations with respect to amounts owed to the State of Washington and the deposits into the Revenue Tax Account.

         (b) (i) If the deposit that the Servicer is required to make into the Revenue Tax Account is greater than five hundred thousand dollars ($500,000) and the Servicer fails to make such deposit within sixty (60) days of the date required, the Controlling Party may not waive, unless the Rating Agency Condition shall have been satisfied, the Trigger Event with respect to such failure on the part of the Servicer; and (ii) if the deposit that the Servicer is required to make into the Revenue Tax Account is greater than one million dollars ($1,000,000) and the Servicer fails to make such deposit within sixty
(60) days of the date required, the Controlling Party may not waive, unless the Rating Agency Condition shall have been satisfied, the Servicer Event of Default with respect to such failure on the part of the Servicer.

         Section 12.07. Reports by Trustee. (a) On each Payment Date, the Trustee shall account to each Holder of Notes on which payments of principal and interest are then being made the amount which represents principal and the amount which represents interest, and shall contemporaneously advise the Issuer and the Note Insurer of all such payments. The Trustee may satisfy its obligations under this Section 12.07 by making available the Monthly Servicer's Report to each such Holder of the Notes, the Issuer, the Note Insurer and WestLB. On or before the 10th day prior to the Final Payment Date, the Trustee shall provide notice to the Holders of the Notes and the Note Insurer of the Final Payment Date. Such notice shall include a statement that interest shall cease to accrue as of the last day preceding the date on which the Final Payment Date occurs.

         (b) The Trustee shall promptly notify the Noteholders and the Note Insurer if a Responsible Officer of the Trustee has actual knowledge that the credit rating of any institution in which funds are invested pursuant to the definition of Eligible Investments has been lowered.

         (c) At least annually, or as otherwise required by law, the Trustee shall distribute to Noteholders any information returns or other tax information or statements as are required by applicable tax law to be distributed to the Noteholders or as may be requested by any Noteholder to prepare such Noteholder's tax returns. The Issuer shall prepare or cause to be prepared all such information for distribution by the Trustee to the Noteholders.

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

         (d) The Trustee may make available to the Noteholders, the Issuer, the Rating Agencies, the Note Insurer and WestLB via the Trustee's Internet website, all Monthly Servicer's Reports available each month and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Contracts as the Trustee may have in its possession, but only with the use of a password provided by the Trustee or its agent to such Person upon receipt by the Trustee from such Person of a certification substantially in the form of Exhibit 12.07(d); provided, however, that the Trustee or its agent shall provide such password to the parties to this Indenture, WestLB the Note Insurer and each Rating Agency without requiring such certification. The Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

         The Trustee's Internet website shall be located initially at "www.ABSNet.net" or at such other address as shall be specified by the Trustee from time to time in writing to the Noteholders, the Issuer, the Note Insurer and WestLB. In connection with providing access to the Trustee's Internet website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for the dissemination of information in accordance with this Indenture.

         Section 12.08. Optional Deposits by the Note Insurer. The Note Insurer shall at any time, and from time to time, with respect to a Payment Date, have the option to deliver amounts to the Trustee for deposit into the Distribution Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Issuer with respect to such Payment Date, or (ii) to include such amount as part of the Monthly Interest Distributable Amount or the Principal Distributable Amount for such Payment Date to the extent that without such amount a draw would be required to be made on the Policy.

                                   ARTICLE 13

                        PROVISIONS OF GENERAL APPLICATION

         Section 13.01. General Provisions. All of the provisions of this Article shall apply to this Indenture.

         Section 13.02. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section
7.01 hereof) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 13.02.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee reasonably deems sufficient.

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

         (c)      The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 13.03. Notices, etc. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with any party hereto (or to any Rating Agency, WestLB or the Note Insurer) shall be sufficient for every purpose hereunder if in writing and sent by facsimile transmission or mailed via overnight courier, postage prepaid and addressed to the appropriate address below (or at any other address furnished in accordance with this Section to the Persons listed below):

                  (a) to the Trustee or to the Back-up Servicer at Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479 (facsimile number (612) 667-3539), Attention: Corporate Trust Services-Asset-Backed Administration/Financial Pacific Funding II, LLC; or

                  (b) to the Issuer at 3455 S. 344 Way, Suite 300, Federal Way, Washington 98001 (facsimile number (253) 568-2222), Attention:
         Erik Weedon; or

                  (c) to the Servicer at 3455 S. 344 Way, Suite 300, Federal Way, Washington 98001 (facsimile number (253) 568-2222),
         Attention: Erik Weedon; or

                  (d) to Moody's, at 99 Church Street, New York, New York 10007 (facsimile number (212) 553-4642), Attention: ABS Surveillance Group; or

                  (e) to S&P, at 55 Water Street, 40th Floor, New York, New York 10041 (facsimile number (212) 438-2664), Attention: ABS Surveillance; or

                  (f) to WestLB, at 1211 Avenue of the Americas, New York, New York 10036, (facsimile number (212) 597-1423), Attention: Jennifer Tarozzi; or

                  (g) to the Note Insurer, at Financial Security Assurance Inc., 350 Park Avenue, New York, NY 10022, Attention: Senior Vice President -- Transaction Oversight Department (with a copy to the Attention of the General Counsel), Re: Financial Pacific Funding II, LLC, Series 2003-A, Policy No. 51429-N, Confirmation: (212) 826-0100, Facsimile Nos.: (212) 339-3518, (212) 339-3529 (in each case in which notice or other communication to the Note Insurer refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of the Note Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head-Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

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

         Section 13.04. Notices to Noteholders; Waiver. Unless otherwise specified in this Indenture, where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, via first class mail, postage prepaid, to each Noteholder affected by such event, at such Noteholder's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case in which notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall be deemed to have been received when actually received or when rejected; provided, however, if the Trustee is permitted or required to take any action following any such notice, such notice shall be deemed to have been received when given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders and the Note Insurer when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         Section 13.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 13.06. Successors and Assigns. All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not. There shall be no assignment hereof, except in accordance with the provisions of Section 7.10 hereof.

         Section 13.07. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 13.08. Benefits of Agreement. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and the Noteholders, WestLB, the Note Insurer, and any of their respective successors, any benefit or any legal or equitable right, remedy or claim under this Indenture or under the Notes.

         Section 13.09. Legal Holidays. In any case in which the date of any Payment Date or the Stated Maturity Date of the Notes shall not be a Business Day, then (notwithstanding any other provision of a Note or this Indenture) payment of principal or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Stated Maturity Date or Payment Date and, assuming such

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

payment is actually made on such subsequent Business Day, no additional interest shall accrue on the amount so paid for the period from and after any such nominal date.

         Section 13.10. Governing Law. THIS INDENTURE, EACH NOTE AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 13.11. Counterparts. The Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 13.12. Corporate Obligation. No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, member, employee, officer or director of the Issuer or of any predecessor or successor of the Issuer with respect to the Issuer's obligations on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith in the absence of fraud.

         Section 13.13. Compliance Notes and Opinions. Upon any application, order or request by the Issuer or the Servicer to the Trustee to take any action under any provision of this Indenture for which a specific request is required under this Indenture, the Issuer or the Servicer, as applicable, shall furnish to the Trustee an Officer's Certificate of the Issuer or the Servicer, as applicable, stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of a different certificate is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (a) a statement that each individual signing such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 13.14. Furnishing of Reports, Etc. Upon written request of any Noteholder, specifying in reasonable detail an item or items delivered under this Indenture and requested by such Noteholder; the Trustee shall promptly furnish a copy of such item or items to the requesting Noteholder.

                                     -87-                              Indenture

         Section 13.15. SUBMISSION TO JURISDICTION; WAIVERS. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:

         (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS INDENTURE AND THE OTHER TRANSACTION DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

         (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

         (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION 13.03 OF THIS INDENTURE; AND

         (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

         Section 13.16. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         Section 13.17. Benefits of Indenture. The Note Insurer and its successors and assigns shall be third-party beneficiaries to the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture so long as no Note Insurer Default shall have occurred and be continuing. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Note Insurer may disclaim any of its rights and powers under this Indenture (in which case the Trustee may exercise such right or power hereunder), but not its duties and obligations under the Policy, upon delivery of a written notice to the Trustee.

                                     -88-                              Indenture

         Section 13.18. Insurer as Controlling Party. Each Noteholder by purchase of the Notes held by it acknowledges that as partial consideration of the issuance of the Policy, the Note Insurer shall have certain rights hereunder for so long as no Note Insurer Default shall have occurred and be continuing and the Notes shall remain outstanding or amounts or amounts owing the Note Insurer have not been paid to it. So long as a Note Insurer Default has occurred and is continuing, any provision in any Transaction Document giving the Insurer the right to direct, appoint or consent to, approve of, or take any action under this Indenture shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting at the written direction of the Controlling Party. The Note Insurer may disclaim any of its rights and powers under this Indenture (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee. The Insurer may give or withhold any consent hereunder in its sole and absolute discretion.

                               [Signatures follow]

                                     -89-                              Indenture

         IN WITNESS WHEREOF, the Issuer, the Servicer, the Trustee and the Back-up Servicer have caused this Indenture to be duly executed as of the date and year first above written.

                                    FINANCIAL PACIFIC FUNDING II, LLC, as
                                    Issuer

                                    By: /s/ Peter A. Davis
                                        ----------------------------------------
                                    Name: Peter A. Davis
                                    Title: Chief Financial Officer

                                    FINANCIAL PACIFIC LEASING, LLC, as
                                    Servicer

                                    By: /s/ Peter A. Davis
                                        ----------------------------------------
                                    Name: Peter A. Davis
                                    Title: Chief Financial Officer

                                                                       Indenture

                                    WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION, as Trustee and
                                     Back-up Servicer

                                    By: /s/ Jennifer C. Davis
                                        ----------------------------------------
                                    Name: Jennifer C. Davis
                                    Title: Assistant Vice President

                                                                       Indenture

                                                                  EXECUTION COPY

                          SUPPLEMENTAL INDENTURE NO. 1

                            dated as of March 3, 2004

                                      among

                       Financial Pacific Funding II, LLC,
                                 as the Issuer,

                         Financial Pacific Leasing, LLC,
                                as the Servicer,

                                       and

 Wells Fargo Bank, National Association, successor-by-merger to Wells Fargo Bank
                        Minnesota, National Association,
                     as the Trustee and the Back-up Servicer

                                       to

                                    INDENTURE

                            Dated as of July 14, 2003

                          SUPPLEMENTAL INDENTURE NO. 1

         SUPPLEMENTAL INDENTURE NO. 1, dated as of March 3, 2004 (as it may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Amendment") among Financial Pacific Funding II, LLC (the "Issuer"), Financial Pacific Leasing, LLC, as servicer (in such capacity, the "Servicer"), Wells Fargo Bank, National Association, successor-by-merger to Wells Fargo Bank Minnesota, National Association, a national banking association, as trustee (in such capacity, the "Trustee") and as back-up servicer (in such capacity, the "Back-up Servicer").

                                    RECITALS

         WHEREAS, the Issuer, the Servicer, the Trustee and the Back-up Servicer (collectively, the "Amending Parties") have entered into the Indenture dated as of July 14, 2003, as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms (the "Indenture") and the Amending Parties desire to amend the Indenture in certain respects as provided below; and

         WHEREAS, Section 9.02 of the Indenture permits the Amending Parties, with the prior written consent of the Note Insurer, if then the Controlling Party to amend the Indenture in the manner contemplated by this Amendment; and

         WHEREAS, as of the date hereof ,the Note Insurer is the Controlling Party and desires to consent to the amendment of the Indenture pursuant to this Amendment.

                                   AGREEMENTS

         In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Amending Parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Defined Terms. Unless defined in this Amendment, capitalized terms used in this Amendment (including in the Preamble and the Recitals) shall have the meaning given such terms in the Indenture, as identifiable from the context in which such term is used.

                                   Article II

                                   AMENDMENTS

         SECTION 2.1. Amendments to Schedule 1.01 of the Indenture. Schedule
1.01 to the Indenture is hereby replaced in its entirety by Schedule 1.01 "Default Matrix" attached hereto.

                                   ARTICLE III

                           CONDITION TO EFFECTIVENESS

         SECTION 3.1. Execution of Amendment By Amending Parties. This Amendment shall become effective upon receipt by the Controlling Party, the Issuer, the Servicer, the Trustee and the Backup Servicer of executed counterparts of this Amendment.

                                   ARTICLE IV

                                  MISCELLANEOUS

         SECTION 4.1. Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under the Indenture, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Indenture, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Indenture specifically referred to herein and any references in the Indenture to the provisions of the Indenture specifically referred to herein shall be to such provisions as amended by this Amendment.

         SECTION 4.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 4.3. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS INSURANCE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 4.4. Waiver of Notice. Each of the Amending Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

         SECTION 4.5. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Indenture and shall not affect the construction or interpretation of this Amendment, the Indenture or any provisions hereof or thereof.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

                            FINANCIAL PACIFIC FUNDING II, LLC,
                            as Issuer

                            By: /s/ Peter A. Davis
                                ----------------------------
                            Name: Peter A. Davis
                            Title: Chief Financial Officer

                            FINANCIAL PACIFIC LEASING, LLC, as
                             Servicer

                            By: /s/ Peter A. Davis
                                ----------------------------
                            Name: Peter A. Davis
                            Title: Chief Financial Officer

                            WELLS FARGO BANK,
                              NATIONAL ASSOCIATION, successor-
                            by merger to Wells Fargo Bank Minnesota,
                            National Association, as Trustee and Back-up Servicer

                            By: /s/ Cheryl Zimmerman
                                ----------------------------
                            Name: Cheryl Zimmerman
                            Title: Assistant Vice President

CONSENTED TO:

FINANCIAL SECURITY ASSURANCE INC., as Controlling Party

By: /s/ Errol Uhr
    -------------------------
Name:  Errol Uhr
Title: Managing Director